MERRILL LYNCH
MULTI-STATE
LIMITED MATURITY
MUNICIPAL
SERIES TRUST










FUND LOGO










Semi-Annual Report

January 31, 1996






This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Multi-State
Limited Maturity
Municipal Series Trust
Box 9011
Princeton, NJ






Merrill Lynch Multi-State Limited Maturity Municipal Series Trust


Officers and
Trustees

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Peter J. Hayes, Vice President
Kenneth A. Jacob, Vice President
Edward J. Andrews, Portfolio Manager
Helen M. Sheehan, Portfolio Manager
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, New York 10005

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
Transfer Agency Mutual Fund Operations
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863







TO OUR SHAREHOLDERS

Although the partial shutdown of the US
Government curtailed the release of most economic data for the January quarter, it was nonetheless apparent that gross domestic product (GDP) growth contin-ued to be lackluster. Consumer spending is barely growing, the industrial sector is at a virtual standstill and, despite lower mortgage rates, there is little or no pick-up in housing activity. With inflationary pressures subdued, the Federal Reserve
Board responded to the slowing economy
by modestly lowering short-term interest rates in both December and January. His-torically, it has taken some time for shifts in monetary policy to have an impact on economic growth. Therefore, the Federal
Reserve Board's gradual shift to lowering interest rates, which began early last year, may not be reflected in a pick-up in real economic growth until later this year.

The impasse between the Clinton Admin-
istration and Congress over the Federal
budget continues, although both sides
have made concessions since the debate
began. It appears that investors are cur-rently focusing on the progress that has been made rather than on the differences that remain. Initially, President Clinton proposed deficits of about $190 billion annually through fiscal year 2002, but now proposes balanced budgets, as do the Republicans. Current indications are that a piecemeal budget accord is the most likely outcome. Even without the pro-posed policy changes, it appears that the US Federal budget deficit would remain stable at about 2% of GDP for the rest of the decade. This would be far better than is the case for most Group of Seven industrial nations, and for the United
States would represent a great improve-
ment over the last 15 years. Although this may fall short of investors' best expecta-tions, it appears that the Federal budget debate over the past year has resulted in a trend toward a more conservative fiscal policy.

The Municipal Market
The municipal bond market rallied strongly over the three months ended January 31, 1996. Five-year AAA-rated, tax-exempt general obligation bond yields, as meas-ured by Municipal Market Data, declined
15 basis points--20 basis points (0.15%--
0.20%) to end the January period at
approximately 4.00%. Continued weak
economic conditions coupled with low
inflation fostered a very positive environ-ment for almost all fixed-income invest-ments during the last three months of 1995. Long-term US Treasury bond yields declined approximately 35 basis points to 6.00% by January 31, 1996. Both US Treas-ury and long-term tax-exempt bond yields are near their lowest levels in the past two years.

The municipal bond market had to con-
tend with a number of difficulties for
much of 1995. Various tax reform propos-als have made the future tax advantage of municipal bonds uncertain. This has, at a minimum, reduced the overall demand for tax-exempt securities. At the same time, as municipal bond yields declined, tax-exempt authorities have rushed to issue debt at near historic low yield levels.
During the three-month period ended Jan-uary 31, 1996, approximately $50 billion in municipal securities were underwritten, an increase of almost 50% compared to the same period last year. However, as early 1995 issuance was significantly reduced, the last 12 months issuance of approximately $160 billion remained the same as that issued a year earlier. Tax-exempt bond yields declined throughout the three months ended January 31, 1996, despite investor uncertainty and increased supply pressures.

It is likely that the municipal market will regain much of the technical support it enjoyed earlier in 1995. 1995 issuance remained significantly below levels under-written in 1993, when over $290 billion in long-term tax-exempt securities were issued. Also, municipal investors received over $25 billion in bond maturities, coupon income and early redemptions on Janu-ary 1, 1996. This $25 billion is almost twice the average monthly issuance for 1995.
The amount of outstanding municipal
securities will continue to decline through-out 1996 and into early 1997. As the uncertainties surrounding proposed tax reforms are resolved in 1996, the tax-exempt bond market's renewed technical position should provide support to muni-cipal bond prices.

Many of the features that made tax-exempt products attractive to many investors last year are still in place. Intermediate-term
AA-rated municipal revenue bonds con-
tinue to yield well over 78% of comparable
US Treasury bond yields. Historically,
analysts have considered yields in excess of 72% attractive for municipal bond investors. For example, currently available intermediate tax-exempt bond yields generate taxable equivalent yields in excess of 7.25% for an investor in the 36%
Federal income tax bracket. While the
uncertainties regarding potential changes in current tax law remain, it appears that, at current price levels, bond investors already have discounted at least some of the uncertainty.

Looking ahead, it may be unreasonable to expect to duplicate the double-digit returns produced by most tax-exempt issues in 1995, given current municipal bond yields. Municipal bond yields would have to decline to levels not seen since the 1960s in order to generate such signifi-cant returns in the coming years. While the current economic environment may still justify additional declines in interest rates, it may be prudent to expect some period of consolidation before the interest rate decline resumes. Tax-exempt bond market performance in 1996 is likely to be generated more by enhancing current income and limiting credit risk than by significant interest rate declines.

Portfolio Strategy
Merrill Lynch Arizona Limited Maturity
Municipal Bond Fund
During the quarter ended January 31,
1996, the Arizona economy continued to
slow from the boom conditions which
have existed since 1993. Employment
growth gains were expected to be 4.8%
for 1995 as compared to 6.2% in 1994.
Tucson and all of southern Arizona are
suffering from both the Mexican peso's
plunge and from fallen hopes for develop-ment based on the North American Free
Trade Agreement. However, economists
are forecasting stable growth in the manu-facturing, retail and commercial real estate sectors in Maricopa County. A shortage of skilled trade workers in the State was created by the start of construc-tion on Intel Corp.'s $1.5 billion factory as well as the $250 million stadium being built to house the State's new major league baseball franchise. State and local econo-mies also anticipate an incremental increase of an estimated $187 million in economic activity from hosting the Fiesta
Bowl and Super Bowl in January 1996.

During the January quarter, we continued to maintain an aggressive portfolio stance with cash reserves of 22% of net assets and an average portfolio maturity of 4 years, 6 months. Our purchases con-sisted of AA-rated bonds because of the liquidity they provide. Should the current economic weakness persist and short-term interest rates remain low, we will continue to maintain our current port-folio strategy.

Merrill Lynch California Limited Maturity
Municipal Bond Fund
During the quarter ended January 31,
1996, Governor Wilson proposed his
fiscal 1997 budget which projected rev-
enues of $45.6 billion and expenditures of $45.2 billion, leaving a projected surplus in the State's General Fund. The budget anticipates continued moderate economic expansion and includes a proposed 15% reduction in personal and corporate income taxes over the next three years.
If the State's moderate economic expansion is unsustainable, the State will surely face additional fiscal pressures in the years ahead. California's unemployment rate for December was 7.7%. On a positive note, Wells Fargo & Co. plans to acquire
First Interstate Bancorp. Although this
would initially cut 5,000 banking jobs
over the next two years, Wells Fargo has pledged to provide $45 billion in loans to small businesses and community programs during the next decade, a com-mitment likely to translate into hundreds of thousands of new jobs in the State's poorest communities.

During the January quarter, we con-
tinued to maintain an aggressive invest-ment posture. By January 31, 1996, the average portfolio maturity of the Fund stood at 4 years, 11 months, with 18% of the Fund's net assets in cash equivalent securities. Almost 79% of the Fund's securities were rated Aa or better by at least one of the major rating agencies.
We will continue to maintain this aggres-sive stance should the slow-to-moderate economic growth continue, which could give the Federal Reserve Board further justification to adjust the current slightly restrictive monetary policy to a more neutral one.

Merrill Lynch Florida Limited Maturity
Municipal Bond Fund
During the quarter ended January 31,
1996, Florida's unemployment rate
dropped to 6.2% in December from 6.3%
in November. New factories for Eveready
Battery Co. and America On-Line Inc.
are giving Florida some employment
stability at a time of year when jobs usu-ally decline because of retail and service sector lay-offs after Christmas and the holiday season. Many service businesses in Florida, such as restaurants and hotels, are tourism related. Last year, Florida tourism rebounded after two years of declines, adding thousands of jobs. A large per-centage of the surge was attributed to the dollar's decline and a subsequent influx of international tourists. Job growth in 1996 is likely to fall short of last year's
3.3% rise when 196,000 jobs were added
to the State's economy. However, Florida is expected to add jobs at twice the national rate this year.

The State's adopted budget for fiscal 1996 increases general revenue fund spending by about 3.7% to $14.8 billion. Revenues are projected to grow by $872.6 millon, or 6.6%. The budget continues to provide for deposits into the Budget Stabilization
Reserve Fund, which will total approxi-
mately $260 million by the end of fiscal year 1996.

During the January quarter, we continued to maintain an aggressive investment posture. The average portfolio maturity of the Fund stood at 4 years, 11 months, with 14% of the Fund's net assets in cash equivalent securities. Almost 90% of the Fund's securities were rated Aa or better by at least one of the major rating agencies.
We will continue to maintain this aggres-sive stance should the slow-to-moderate economic growth continue, which would give the Federal Reserve Board further justification to adjust the current slightly restrictive monetary policy to a more neutral one.

Merrill Lynch Massachusetts Limited
Maturity Municipal Bond Fund
During the January quarter, Governor
Weld proposed a $16.7 billion spending
plan for the fiscal year 1997 budget. The proposal includes a reorganization plan for Commonwealth government which would reduce the number of cabinet secretaries and eliminate 74 operating agencies and about 100 boards and com-missions, providing approximately $600 million in savings over two years. These savings generated by the streamlining proposals will allow Governor Weld to lower the personal income tax rate from 5.95% to 5.45% over the two-year period.
In addition, the savings will add $243
million to local aid for education, funds to the criminal justice system, local aid to help keep property taxes down and day care for low-income families trying to work off welfare rolls. One note to the $16.7 billion spending figure is that it assumes the Federal government will approve a variety of new block grants re-sulting in approximately $500 million of reductions in spending. Without such grants, spending would be $17.36 billion for fiscal year 1997, a $425 million or 2.5% increase over anticipated current spend-ing. The budget also assumes projected increases in tax revenues of 2.8%, or about
$328 million. Surprisingly, with economic conditions as they are, revenue collections in the Commonwealth for the three months ended January 1996 were on target with the fiscal 1996 budget estimates.

The Fund continued to be aggressively
positioned for the three-month period
ended January 31, 1996, as it has been
for the past several quarters. The lowering of its key interest rates in December and again in January confirmed that the Federal Reserve Board was indeed con-cerned over the anemic economic growth of the nation, thus prompting a move to a more accommodative monetary policy.
In such an environment, the lowering of
the Federal Funds rate is especially
favorable to short-term and intermediate-term fixed-income products, the sector of the market in which the Fund predomi-nantly operates.

We continue to maintain low cash reserves of approximately 11% of net assets, while maintaining an average portfolio maturity of approximately five years, the maxi-mum allowable as detailed in the Fund's prospectus. This investment approach enabled us to take advantage of the sub-stantial fall in interest rates which oc-curred and might still occur should the Federal Reserve Board maintain its more accommodative monetary policy. Credit quality and diversification continue to be paramount to the Fund.

Merrill Lynch Michigan Limited Maturity
Municipal Bond Fund
During the quarter ended January 31, 1996, the Michigan economy continued to grad-ually slow as the automobile industry continued to cut back production. Auto production declined 9.2% in the first eleven months of 1995 from the same period a year ago. Auto company work forces were unchanged in 1995, after growing about
4% during the prior year. Economists
see lower factory activity as a sign that Michigan's unemployment rate will edge higher toward 6.0% from December's 5.3%.
The State's unemployment rate averaged
5.4% for all of 1995, the lowest since
1969's 4.0%. In the first four weeks of
1996, US auto production declined 14% to 766,175 units from 891,461 a year earlier, according to Ward's Automotive Reports, an industry journal. Additionally, con-sumer confidence in the economy fell in December for the third time in four months, according to the Conference
Board. Lack of faith in the economy could slow consumer spending for big ticket items such as automobiles.

During the January quarter, we continued to maintain an aggressive investment posture. The average portfolio maturity of the Fund stood at 4 years, 11 months, with 19% of the Fund's net assets in cash equivalent securities. Almost 95% of the Fund's securities were rated Aa or better by at least one of the major rating agencies.
We will continue to maintain this aggres-sive stance should slow-to-moderate economic growth continue, which would give the Federal Reserve Board further justification to adjust the current slightly restrictive monetary policy to a more neutral one.

Merrill Lynch New Jersey Limited
Maturity Municipal Bond Fund
The State of New Jersey is still struggling under the weight of corporate layoffs and restructuring, primarily in tele-communications, pharmaceuticals and banking. Of greatest impact were AT&T
Corp.'s announcements of its intent to
reduce personnel by approximately 7%.
The State's unemployment rate rose to
7.3% in December from 6.1% in November,
approaching levels of unemployment
equaled only in the State of California.
This figure does not include AT&T's
layoffs. Compounding a decline in unem-
ployment and a loss of the State's manu-facturing base is the partial Federal shutdown which has restricted the flows of Federal funds and has forced the State to enter the short-term tax-exempt market temporarily to bridge the loss of revenues. In addition to the loss of Federal funds, State revenues were below expectations for the first six months of fiscal year 1996.

During the January quarter we con-
tinued to maintain an aggressive portfolio stance with cash reserves of 18% of net assets and an average portfolio maturity of five years, the maximum allowable as detailed in the Fund's prospectus. The
Fund continues to be "barbelled," which
means that the Fund is invested primarily in securities with very short maturities and those with very long maturities at the long end of the spectrum of the Fund's permissible investments. The Fund is heavily weighted in securities rated
AA or better because of the excellent
liquidity they provide. Should the cur-
rent economic weakness persist and
short-term interest rates remain low, we will continue to maintain our current portfolio strategy.

Merrill Lynch New York Limited Maturity
Municipal Bond Fund
During the quarter ended January 31, 1996, the New York State economy continued to slow. As a state with a high concen-tration of headquarters for banks, insur-ance companies and large corporations,
New York is expected to continue to feel the impact of mergers and widespread firings in corporate America. In the three months leading up to December, New York
State added 19,000 jobs to its work force, only half the number of the previous three months. The State's unemployment rate rose to 6.4% in December from 6.0% in November and 5.7% in December 1994.
Meanwhile, retail employment, which
reached its highest level in five years in November 1995, is beginning to show signs of trouble. The combination of high con-sumer installment debt, job concerns and overly high store capacity have analysts predicting a surge in retail store closings in the near future in New York State as well as nationwide.

New York City's current budget gap may
be as large as $989 million for the current fiscal year, according to a report by the Comptroller's office. A combination of a drop in tax revenues, personal income collections as well as costs associated with January's record snow falls were the main reasons for the increase.

During the January quarter, we continued to maintain an aggressive investment posture. The average portfolio maturity of the Fund stood at 4 years, 10 months, with 20% of the Fund's net assets in cash equivalent securities. Almost 80% of the Fund's securities were rated Aa or better by at least one of the major rating agencies.
We will continue to maintain this aggres-sive stance should the slow-to-moderate economic growth continue, which could give the Federal Resere Board further justification to adjust the current slightly restrictive monetary policy to a more neutral one.

Merrill Lynch Pennsylvania Limited
Maturity Municipal Bond Fund
The Commonwealth of Pennsylvania
endured a sluggish economic quarter as
overall employment declined, led by a 1%
drop in manufacturing jobs and a 1.5%
drop in construction jobs from December
1995 to January 1996. A major factor in
this decline was the "Blizzard of '96" in which 25 of 67 counties were declared disaster areas. The Commonwealth's unemployment rate jumped to 6.3% in December 1995 versus 6.0% in December
1994. In November, the Commonwealth
issued $180 million in general obligation debt, down from $290 million in November
1994, mainly in response to an improved
financial performance. The General Fund
of the Commonwealth is currently oper-
ating at its fourth consecutive surplus as a result of budgetry control measures which restricted growth in public health and welfare expenditures to just 4.4%.

In the January quarter, we continued to
maintain an aggressive portfolio stance.
We extended our average portfolio maturity to 4 years, 11 months and reduced our cash reserves to 18.5% of net assets. Addi-tionally, the Fund's average portfolio maturity was extended with a purchase of an AMBAC insured general obligation bond which provided us with diversifica-tion and liquidity. Should the current economic weakness persist and short-term interest rates remain low, we will continue to maintain our current portfolio strategy.

In Conclusion
We appreciate your interest in Merrill
Lynch Multi-State Limited Maturity
Municipal Series Trust, and we look
forward to assisting you with your finan-cial needs in the months and years ahead.

Sincerely,


(Arthur Zeikel)
Arthur Zeikel
President

(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Edward J. Andrews)
Edward J. Andrews
Portfolio Manager



(Peter J. Hayes)
Peter J. Hayes
Portfolio Manager



(Helen M. Sheehan)
Helen M. Sheehan
Portfolio Manager


March 7, 1996








PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account mainte-nance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing 1% the next year to 0%. In addition, Class B Shares are subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a represen-tation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees appli-cable to each class, which are deducted from the income available to be paid to shareholders.






PERFORMANCE DATA



Average Annual
Total Returns



Arizona Limited Maturity


                                            % Return Without    % Return With
Class A Shares*                               Sales Charge       Sales Charge**

Year Ended 12/31/95                               +9.02%             +7.93%
Inception (11/26/93) through 12/31/95             +5.31              +4.80

                                                 % Return          % Return
Class B Shares++                               Without CDSC       With CDSC++++

Year Ended 12/31/95                               +8.53%             +7.53%
Inception (11/26/93) through 12/31/95             +4.88              +4.88



                                                 % Return          % Return
Class C Shares++                               Without CDSC       With CDSC++++

Year Ended 12/31/95                               +8.33%             +7.33%
Inception (10/21/94) through 12/31/95             +7.03              +7.03



                                            % Return Without    % Return With
Class D Shares*                               Sales Charge       Sales Charge**

Year Ended 12/31/95                               +8.81%             +7.72%
Inception (10/21/94) through 12/31/95             +7.53              +6.63




California Limited Maturity


                                            % Return Without    % Return With
Class A Shares*                               Sales Charge       Sales Charge**

Year Ended 12/31/95                              +10.12%             +9.02%
Inception (11/26/93) through 12/31/95            + 4.87              +4.37



                                                 % Return          % Return
Class B Shares++                               Without CDSC       With CDSC++++

Year Ended 12/31/95                               +9.73%             +8.73%
Inception (11/26/93) through 12/31/95             +4.50              +4.50



                                                 % Return          % Return
Class C Shares++                               Without CDSC       With CDSC++++

Year Ended 12/31/95                               +9.84%             +8.84%
Inception (10/21/94) through 12/31/95             +7.53              +7.53

                                            % Return Without    % Return With
Class D Shares*                               Sales Charge       Sales Charge**

Year Ended 12/31/95                              +10.01%             +8.91%
Inception (10/21/94) through 12/31/95            + 7.77              +6.87




Florida Limited Maturity


                                            % Return Without    % Return With
Class A Shares*                               Sales Charge       Sales Charge**

Year Ended 12/31/95                               +9.68%             +8.59%
Inception (11/26/93) through 12/31/95             +4.79              +4.29



                                                 % Return          % Return
Class B Shares++                               Without CDSC       With CDSC++++

Year Ended 12/31/95                               +9.30%             +8.30%
Inception (11/26/93) through 12/31/95             +4.42              +4.42



                                                 % Return          % Return
Class C Shares++                               Without CDSC       With CDSC++++

Year Ended 12/31/95                               +8.41%             +7.41%
Inception (10/21/94) through 12/31/95             +6.55              +6.55



                                            % Return Without    % Return With
Class D Shares*                               Sales Charge       Sales Charge**

Year Ended 12/31/95                               +9.69%             +8.59%
Inception (10/21/94) through 12/31/95             +7.61              +6.71

Massachusetts Limited Maturity


                                            % Return Without    % Return With
Class A Shares*                               Sales Charge       Sales Charge**

Year Ended 12/31/95                               +8.51%             +7.43%
Inception (11/26/93) through 12/31/95             +4.67              +4.17



                                                 % Return          % Return
Class B Shares++                               Without CDSC       With CDSC++++

Year Ended 12/31/95                               +8.13%             +7.13%
Inception (11/26/93) through 12/31/95             +4.30              +4.30



                                                 % Return          % Return
Class C Shares++                               Without CDSC       With CDSC++++

Year Ended 12/31/95                               +8.46%             +7.46%
Inception (10/21/94) through 12/31/95             +6.67              +6.67



                                            % Return Without    % Return With
Class D Shares*                               Sales Charge       Sales Charge**

Year Ended 12/31/95                               +8.52%             +7.43%
Inception (10/21/94) through 12/31/95             +6.77              +5.87




Michigan Limited Maturity


                                            % Return Without    % Return With
Class A Shares*                               Sales Charge       Sales Charge**

Year Ended 12/31/95                               +9.10%             +8.01%
Inception (11/26/93) through 12/31/95             +4.58              +4.08

                                                 % Return          % Return
Class B Shares++                               Without CDSC       With CDSC++++

Year Ended 12/31/95                               +8.70%             +7.70%
Inception (11/26/93) through 12/31/95             +4.21              +4.21



                                                 % Return          % Return
Class C Shares++                               Without CDSC       With CDSC++++

Year Ended 12/31/95                               +8.52%             +7.52%
Inception (10/21/94) through 12/31/95             +6.75              +6.75



                                            % Return Without    % Return With
Class D Shares*                               Sales Charge       Sales Charge**

Year Ended 12/31/95                               +8.99%             +7.90%
Inception (10/21/94) through 12/31/95             +7.23              +6.33




New Jersey Limited Maturity


                                            % Return Without    % Return With
Class A Shares*                               Sales Charge       Sales Charge**

Year Ended 12/31/95                               +9.30%             +8.20%
Inception (11/26/93) through 12/31/95             +5.21              +4.71



                                                 % Return          % Return
Class B Shares++                               Without CDSC       With CDSC++++

Year Ended 12/31/95                               +9.02%             +8.02%
Inception (11/26/93) through 12/31/95             +4.89              +4.89



                                                 % Return          % Return
Class C Shares++                               Without CDSC       With CDSC++++

Year Ended 12/31/95                               -1.50%             -2.45%
Inception (10/21/94) through 12/31/95             -1.38              -1.38

                                            % Return Without    % Return With
Class D Shares*                               Sales Charge       Sales Charge**

Year Ended 12/31/95                               +9.30%             +8.20%
Inception (10/21/94) through 12/31/95             +7.78              +6.88

[FN]
   *Maximum sales charge is 1%.
  **Assuming maximum sales charge.
  ++Maximum contingent deferred sales charge is 1% and reduced to 0%
    after 1 year.
++++Assuming payment of applicable contingent deferred sales charge.



PERFORMANCE DATA (continued)


Average Annual
Total Returns
(concluded)


New York Limited Maturity


                                            % Return Without    % Return With
Class A Shares*                               Sales Charge       Sales Charge**

Year Ended 12/31/95                              +10.10%             +9.00%
Inception (11/26/93) through 12/31/95            + 5.28              +4.77



                                                 % Return          % Return
Class B Shares++                               Without CDSC       With CDSC++++

Year Ended 12/31/95                               +9.71%             +8.71%
Inception (11/26/93) through 12/31/95             +4.90              +4.90



                                                 % Return           % Return
Class C Shares++                               Without CDSC        With CDSC++++

Year Ended 12/31/95                               +9.67%             +8.67%
Inception (10/21/94) through 12/31/95             +7.87              +7.87

                                            % Return Without    % Return With
Class D Shares*                               Sales Charge       Sales Charge**

Year Ended 12/31/95                               +9.99%             +8.89%
Inception (10/21/94) through 12/31/95             +8.24              +7.33




Pennsylvania Limited Maturity


                                            % Return Without    % Return With
Class A Shares*                               Sales Charge       Sales Charge**

Year Ended 12/31/95                               +9.60%             +8.50%
Inception (11/26/93) through 12/31/95             +5.32              +4.81



                                                 % Return          % Return
Class B Shares++                               Without CDSC       With CDSC++++

Year Ended 12/31/95                               +9.21%             +8.21%
Inception (11/26/93) through 12/31/95             +4.94              +4.94



                                                 % Return           % Return
Class C Shares++                               Without CDSC        With CDSC++++

Year Ended 12/31/95                               +8.90%             +7.90%
Inception (10/21/94) through 12/31/95             +7.39              +7.39




                                            % Return Without    % Return With
Class D Shares*                               Sales Charge       Sales Charge**

Year Ended 12/31/95                               +9.60%             +8.50%
Inception (10/21/94) through 12/31/95             +8.07              +7.17

[FN]
   *Maximum sales charge is 1%.
  **Assuming maximum sales charge.
  ++Maximum contingent deferred sales charge is 1% and reduced to 0%
    after 1 year.
++++Assuming payment of applicable contingent deferred sales charge.

PERFORMANCE DATA (concluded)

Recent
Performance
Results*
                                                                                                  12 Month    3 Month  Standardized
                                                                             12 Month    3 Month    Total      Total   30-day Yield
                                               1/31/95  10/31/94  1/31/94++  % Change++ % Change   Return++   Return  As of 1/31/95
Arizona Limited Maturity Class A Shares         $10.30    $10.20    $9.92     +3.83%     +0.98%    +8.30%(1)   +1.98%(2)    3.37%
Arizona Limited Maturity Class B Shares          10.30     10.20     9.92     +3.83      +0.98     +7.91(3)    +1.89(4)     3.05
Arizona Limited Maturity Class C Shares          10.31     10.21     9.92     +3.93      +0.98     +7.84(5)    +1.86(6)     2.85
Arizona Limited Maturity Class D Shares          10.31     10.21     9.92     +3.93      +0.98     +8.30(7)    +1.95(8)     3.27
California Limited Maturity Class A Shares       10.20     10.09     9.73     +4.83      +1.09     +9.36(9)    +2.11(10)    3.30
California Limited Maturity Class B Shares       10.20     10.09     9.73     +4.83      +1.09     +8.97(11)   +2.02(12)    2.98
California Limited Maturity Class C Shares       10.20     10.09     9.73     +4.83      +1.09     +9.12(13)   +2.06(14)    3.15
California Limited Maturity Class D Shares       10.20     10.09     9.73     +4.83      +1.09     +9.25(15)   +2.08(8)     3.20
Florida Limited Maturity Class A Shares          10.18     10.07     9.72     +4.73      +1.09     +9.28(16)   +2.11(2)     3.41
Florida Limited Maturity Class B Shares          10.18     10.07     9.72     +4.73      +1.09     +8.89(17)   +2.02(4)     3.09
Florida Limited Maturity Class C Shares          10.12     10.07     9.72     +4.12      +0.50     +8.01(18)   +1.35(19)    2.70
Florida Limited Maturity Class D Shares          10.17     10.07     9.72     +4.63      +0.99     +9.06(20)   +1.98(8)     3.31
Massachusetts Limited Maturity Class A Shares    10.13     10.03     9.78     +3.58      +1.00     +8.13(21)   +2.03(10)    3.58
Massachusetts Limited Maturity Class B Shares    10.13     10.03     9.78     +3.58      +1.00     +7.75(22)   +1.93(12)    3.27
Massachusetts Limited Maturity Class C Shares    10.12     10.03     9.77     +3.58      +0.90     +7.97(23)   +1.89(24)    3.47
Massachusetts Limited Maturity Class D Shares    10.12     10.03     9.77     +3.58      +0.90     +8.03(25)   +1.90(26)    3.49
Michigan Limited Maturity Class A Shares         10.14     10.04     9.74     +4.11      +1.00     +8.70(27)   +2.03(28)    3.54
Michigan Limited Maturity Class B Shares         10.14     10.04     9.74     +4.11      +1.00     +8.31(29)   +1.94(30)    3.21
Michigan Limited Maturity Class C Shares         10.14     10.04     9.74     +4.11      +1.00     +8.13(31)   +1.91(32)    3.21
Michigan Limited Maturity Class D Shares         10.13     10.03     9.73     +4.11      +1.00     +8.60(33)   +2.01(2)     3.44
New Jersey Limited Maturity Class A Shares       10.31     10.21     9.86     +4.56      +0.98     +9.06(34)   +2.00(35)    3.37
New Jersey Limited Maturity Class B Shares       10.32     10.21     9.87     +4.56      +1.08     +8.67(17)   +2.01(36)    3.05
New Jersey Limited Maturity Class C Shares        9.34      9.25     9.70     -3.71      +0.97     -0.16(37)   +1.82(38)    2.77
New Jersey Limited Maturity Class D Shares       10.32     10.21     9.87     +4.56      +1.08     +8.94(39)   +2.08(2)     3.27
New York Limited Maturity Class A Shares         10.24     10.13     9.76     +4.92      +1.09     +9.71(40)   +2.18(41)    3.74
New York Limited Maturity Class B Shares         10.24     10.13     9.76     +4.92      +1.09     +9.32(15)   +2.09(2)     3.42
New York Limited Maturity Class C Shares         10.24     10.13     9.76     +4.92      +1.09     +9.31(15)   +2.14(42)    3.61
New York Limited Maturity Class D Shares         10.25     10.14     9.77     +4.91      +1.08     +9.60(43)   +2.15(44)    3.64
Pennsylvania Limited Maturity Class A Shares     10.31     10.19     9.83     +4.88      +1.18     +9.44(45)   +2.20(35)    3.46
Pennsylvania Limited Maturity Class B Shares     10.31     10.19     9.82     +4.99      +1.18     +9.16(46)   +2.11(36)    3.13
Pennsylvania Limited Maturity Class C Shares     10.29     10.19     9.83     +4.68      +0.98     +8.78(47)   +1.94(14)    3.31
Pennsylvania Limited Maturity Class D Shares     10.32     10.19     9.83     +4.98      +1.28     +9.44(48)   +2.28(2)     3.36

   *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 (1)Percent change includes reinvestment of
    $0.428 per share ordinary income dividends.
 (2)Percent change includes reinvestment of
    $0.101 per share ordinary income dividends.
 (3)Percent change includes reinvestment of
    $0.392 per share ordinary income dividends.
 (4)Percent change includes reinvestment of
    $0.092 per share ordinary income dividends.
 (5)Percent change includes reinvestment of
    $0.375 per share ordinary income dividends.
 (6)Percent change includes reinvestment of
    $0.089 per share ordinary income dividends.
 (7)Percent change includes reinvestment of
    $0.419 per share ordinary income dividends.
 (8)Percent change includes reinvestment of
    $0.099 per share ordinary income dividends.
 (9)Percent change includes reinvestment of
    $0.424 per share ordinary income dividends.
(10)Percent change includes reinvestment of
    $0.102 per share ordinary income dividends.
(11)Percent change includes reinvestment of
    $0.388 per share ordinary income dividends.
(12)Percent change includes reinvestment of
    $0.093 per share ordinary income dividends.
(13)Percent change includes reinvestment of
    $0.402 per share ordinary income dividends.
(14)Percent change includes reinvestment of
    $0.097 per share ordinary income dividends.
(15)Percent change includes reinvestment of
    $0.414 per share ordinary income dividends.
(16)Percent change includes reinvestment of
    $0.426 per share ordinary income dividends.
(17)Percent change includes reinvestment of
    $0.391 per share ordinary income dividends.
(18)Percent change includes reinvestment of
    $0.367 per share ordinary income dividends.
(19)Percent change includes reinvestment of
    $0.085 per share ordinary income dividends.
(20)Percent change includes reinvestment of
    $0.416 per share ordinary income dividends.
(21)Percent change includes reinvestment of
    $0.430 per share ordinary income dividends.
(22)Percent change includes reinvestment of
    $0.394 per share ordinary income dividends.
(23)Percent change includes reinvestment of
    $0.415 per share ordinary income dividends.
(24)Percent change includes reinvestment of
    $0.098 per share ordinary income dividends.
(25)Percent change includes reinvestment of
    $0.420 per share ordinary income dividends.
(26)Percent change includes reinvestment of
    $0.100 per share ordinary income dividends.
(27)Percent change includes reinvestment of
    $0.432 per share ordinary income dividends.
(28)Percent change includes reinvestment of
    $0.103 per share ordinary income dividends.
(29)Percent change includes reinvestment of
    $0.396 per share ordinary income dividends.
(30)Percent change includes reinvestment of
    $0.094 per share ordinary income dividends.
(31)Percent change includes reinvestment of
    $0.379 per share ordinary income dividends.
(32)Percent change includes reinvestment of
    $0.091 per share ordinary income dividends.
(33)Percent change includes reinvestment of
    $0.422 per share ordinary income dividends.
(34)Percent change includes reinvestment of
    $0.427 per share ordinary income dividends.
(35)Percent change includes reinvestment of
    $0.104 per share ordinary income dividends.
(36)Percent change includes reinvestment of
    $0.095 per share ordinary income dividends.
(37)Percent change includes reinvestment of
    $0.333 per share ordinary income dividends.
(38)Percent change includes reinvestment of
    $0.078 per share ordinary income dividends.
(39)Percent change includes reinvestment of
    $0.417 per share ordinary income dividends.
(40)Percent change includes reinvestment of
    $0.450 per share ordinary income dividends.
(41)Percent change includes reinvestment of
    $0.110 per share ordinary income dividends.
(42)Percent change includes reinvestment of
    $0.106 per share ordinary income dividends.
(43)Percent change includes reinvestment of
    $0.440 per share ordinary income dividends.
(44)Percent change includes reinvestment of
    $0.108 per share ordinary income dividends.
(45)Percent change includes reinvestment of
    $0.431 per share ordinary income dividends.
(46)Percent change includes reinvestment of
    $0.395 per share ordinary income dividends.
(47)Percent change includes reinvestment of
    $0.389 per share ordinary income dividends.
(48)Percent change includes reinvestment of
    $0.421 per share ordinary income dividends.

Portfolio
Abbreviations

To simplify the listings of Merrill
Lynch Multi-State Limited Maturity
Municipal Series Trust's portfolio
holdings in the Schedule of
Investments, we have abbreviated
the names of many of the securities
according to the list at right.

ACES SM      Adjustable Convertible Extendable Securities
AMT          Alternative Minimum Tax (subject to)
BAN          Bond Anticipation Notes
COP          Certificates of Participation
DATES        Daily Adjustable Tax-Exempt Securities
EDA          Economic Development Authority
GO           General Obligation Bonds
HFA          Housing Finance Agency
IDA          Industrial Development Authority
IDR          Industrial Development Revenue Bonds
M/F          Multi-Family
PCR          Pollution Control Revenue Bonds
RAW          Revenue Anticipation Warrants
TAN          Tax Anticipation Notes
UT           Unlimited Tax
VRDN         Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                              (in Thousands)

                   Arizona Limited Maturity Municipal Bond Fund
                   S&P       Moody's    Face                                                                                Value
STATE              Ratings   Ratings   Amount    Issue                                                                    (Note 1a)
Arizona--93.9%     NR*       Aa        $   300   Arizona Educational Loan Marketing Corp., Educational Loan Revenue
                                                 Bonds, AMT, Senior Series, 5.875% due 9/01/2000                           $   314
                   A1+       VMIG1++       200   Arizona Health Facilities Authority Revenue Bonds (Arizona Voluntary
                                                 Hospital Federation), VRDN, Series B, 3.30% due 10/01/2015 (a) (c)            200
                   AAA       Aaa           280   Arizona State Transportation Board, Excise Tax Revenue Bonds
                                                 (Maricopa County Regional Area Road), Series A, 5.75% due 7/01/2004 (b)       304
                   AA-       A1            350   Central Arizona, Water Conservation District, Contract Revenue Bonds
                                                 (Central Arizona Project), Series B, 6.50% due 5/01/2001 (e)                  394
                   A1+       NR*           300   Chandler, Arizona, IDA, M/F Housing Revenue Refunding Bonds (Southpark
                                                 Apartments Project), VRDN, 3.15% due 12/01/2002 (a)                           300
                   A1+       P1            100   Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding
                                                 (Arizona Public Service Co.), VRDN, Series B, 3.80% due 5/01/2029 (a)         100
                   SP1       MIG1++        300   Maricopa County, Arizona, TAN, 4.50% due 7/31/1996                            302
                   AAA       Aaa           275   Mesa, Arizona, Refunding, 5.35% due 7/01/2000 (c)                             289
                   AA+       Aa1         1,000   Phoenix, Arizona, Refunding, UT, Series C, 6.375% due 7/01/2002             1,123
                                                 Phoenix, Arizona, Revenue Refunding, AMT, Series C (d):
                   AAA       Aaa           465     5.60% due 7/01/2002                                                         495
                   AAA       Aaa           480     5.70% due 7/01/2003                                                         515
                   A+        Aa            250   Pima County, Arizona, Refunding, Series A, 5.60% due 7/01/1999                263
                   AAA       Aaa           475   Pima County, Arizona, Sewer Revenue Bonds, 6.20% due 7/01/2002 (b) (e)        531
                   AA        P1            100   Pinal County, Arizona, IDA, PCR (Magma Copper/Newmont Mining
                                                 Corporation), VRDN, 3.80% due 12/01/2009 (a)                                  100
                   AA        Aa            325   Salt River Project, Arizona, Agricultural Improvement and Power
                                                 District, Electric System Revenue Refunding Bonds, 4.55% due 1/01/2001        331
                   AA+       Aa            325   Tempe, Arizona, GO, UT, 4.50% due 7/01/1999                                   331
                   AAA       Aaa           250   Tucson, Arizona, Refunding, 5.10% due 7/01/1999 (c)                           259
                   NR*       VMIG1++       300   Yavapai County, Arizona, IDA, IDR, Refunding (Kachina Pointe Project),
                                                 VRDN, 3.10% due 1/01/2009 (a)                                                 300


Puerto Rico--4.4%  A1+       VMIG1++       300   Puerto Rico Commonwealth, Government Development Bank, Refunding,
                                                 VRDN, 3.85% due 2/01/1996 (a)                                                 300


                   Total Investments (Cost--$6,471)--98.3%                                                                   6,751

                   Other Assets Less Liabilities--1.7%                                                                         120
                                                                                                                           -------
                   Net Assets--100.0%                                                                                      $ 6,871
                                                                                                                           =======

                (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1996.
                (b)AMBAC Insured.
                (c)FGIC Insured.
                (d)MBIA Insured.
                (e)Prerefunded.
                  *Not Rated.
                 ++Highest short-term rating by Moody's Investors Service, Inc.

                   See Notes to Financial Statements.




                   California Limited Maturity Municipal Bond Fund
                   S&P       Moody's    Face                                                                                Value
STATE              Ratings   Ratings   Amount    Issue                                                                    (Note 1a)
California--97.3%                                California Educational Facilities Authority, Revenue Refunding Bonds:
                   NR*       A1        $   500     (Loyola Marymount University), 5.70% due 10/01/2002                     $   540
                   NR*       A             685     (Saint Mary's College), 4.90% due 10/01/2003                                702
                   AAA       Aaa           500   California Health Facilities Financing Authority, Revenue Refunding
                                                 Bonds (Catholic Healthcare West), Series A, 5.30% due 7/01/2003 (d)           527
                   AAA       Aaa           600   California, HFA, Revenue Bonds, AMT, Series K, 5% due 2/01/2001 (d)           607
                                                 California Pollution Control Financing Authority, Resource Recovery
                                                 Revenue Bonds, VRDN, AMT (a):
                   A1        VMIG1++       400     (Atlantic Richfield Company Project), Series A, 3.85% due 12/01/2024        400
                   NR*       P1            200     (Delano Project), Series 1991, 3.85% due 8/01/2019                          200
                   NR*       P1            200     Refunding (Ultra Power Malaga Project), Series A, 3.90% due 4/01/2017       200
                   NR*       P1            100     Refunding (Ultra Power Malaga Project), Series B, 3.75% due 4/01/2017       100
                   NR*       P1            200     Refunding (Ultra Power Rocklin Project), Series A, 3.90% due 6/01/2017      200
                   SP1       MIG1++      1,000   California State, GO, RAW, Series C, 5.75% due 4/25/1996                    1,005
                                                 California State, GO, UT:
                   A         A1            750     6.75% due 10/01/2003                                                        862
                   AAA       Aaa           750     6.35% due 11/01/2004 (b)                                                    852
                   AAA       Aaa           600   California State Public Works Board, Lease Revenue Bonds (Department of
                                                 Corrections--State Prison/Central California Women's Facility, Madera
                                                 County), Series A, 7% due 9/01/2000 (e)                                       686
                   AAA       Aaa           500   California Statewide Community Development Authority, Lease Revenue
                                                 Refunding Bonds (Oakland Convention Center Project), 5.70% due
                                                 10/01/2002 (d)                                                                539
                   A+        NR*           700   East Bay, California, Municipal Utility District, Water System Revenue
                                                 Bonds, 7.40% due 6/01/2000 (e)                                                805
                   AAA       Aaa           200   Los Angeles, California, Department of Airports, Revenue Refunding Bonds,
                                                 Series A, 6% due 5/15/2005 (b)                                                222
                   AA-       Aa            650   Los Angeles, California, Department of Water and Power, Electric Plant
                                                 Revenue Bonds, 6% due 4/01/2002                                               709
                                                 Los Angeles, California, Harbor Department Revenue Bonds, AMT, Series B:
                   AA        Aa            275     6% due 8/01/2000                                                            295
                   AA        Aa            295     6% due 8/01/2001                                                            318
                   AA        Aa            500     6% due 8/01/2004                                                            544
                                                 Los Angeles County, California, Metropolitan Transportation Authority,
                                                 Sales Tax Revenue Bonds (Proposition C--Second Senior):
                   A1+       VMIG1++       200     Refunding, VRDN, Series A, 2.90% due 7/01/2020 (a) (c)                      200
                   AAA       Aaa           400     Series B, 8% due 7/01/2003 (d)                                              490
                   AA-       Aa1         1,000   Los Angeles County, California, Public Works Financing Authority,
                                                 Revenue Refunding Bonds (Capital Construction), 4.80% due 3/01/2004         1,012
                   A1+       NR*           400   Moor Park, California, M/F Mortgage Revenue Refunding Bonds (Le Club
                                                 Apartments Project), VRDN, Series A, 2.95% due 11/01/2015 (a)                 400
                   AAA       Aaa           750   San Diego County, California, Regional Transportation, Commission Sales
                                                 Tax Revenue Bonds, Second Series, Series A, 4% due 4/01/1997 (b)              755
                   AAA       Aaa           700   San Francisco, California, City and County Sewer Revenue Bonds,
                                                 Series A, 5.375% due 10/01/1999 (b)                                           735
                   AAA       Aaa           500   Santa Clara County, California, Financing Authority, Lease
                                                 Revenue Bonds (VMC Facility Replacement Project), Series A,
                                                 5.80% due 11/15/2000 (d)                                                      538
                   AAA       Aaa           500   University of California, Revenue Refunding Bonds (Multi-Purpose
                                                 Projects), Series C, 10% due 9/01/2001 (d)                                    640


Puerto Rico--1.3%  A1+       VMIG1++       200   Puerto Rico Commonwealth, Government Development Bank, Revenue
                                                 Refunding Bonds, VRDN, 2.85% due 12/01/2015 (a)                               200


                   Total Investments (Cost--$14,504)--98.6%                                                                 15,283

                   Other Assets Less Liabilities--1.4%                                                                         224
                                                                                                                           -------
                   Net Assets--100.0%                                                                                      $15,507
                                                                                                                           =======

                (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1996.
                (b)FGIC Insured.
                (c)MBIA Insured.
                (d)AMBAC Insured.
                (e)Prerefunded.
                  *Not Rated.
                 ++Highest short-term rating by Moody's Investors Service, Inc.

                   See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)                                                                                  (in Thousands)


                   Florida Limited Maturity Municipal Bond Fund
                   S&P       Moody's    Face                                                                                Value
STATE              Ratings   Ratings   Amount    Issue                                                                    (Note 1a)
Florida--94.7%     AAA       Aaa       $ 1,000   Broward County, Florida, School District Revenue Bonds, UT,
                                                 7.125% due 2/15/1999 (f)                                                  $ 1,113
                   AAA       Aaa         1,300   Cape Coral, Florida, Water and Sewer Revenue Refunding Bonds, UT,
                                                 5.25% due 1/01/2004 (c)                                                     1,374
                                                 Dade County, Florida, Aviation Revenue Refunding Bonds, Series A (b):
                   AAA       Aaa           500     5.60% due 10/01/2004                                                        542
                   AAA       Aaa         1,000     AMT, 5.25% due 10/01/1997                                                 1,025
                   AAA       Aaa           695   Dade County, Florida, School District, Series 95, UT, 5% due
                                                 8/01/2005 (d)                                                                 722
                   A1++      VMIG1++       400   Dade County, Florida, Water and Sewer System Revenue Bonds, VRDN,
                                                 3.05% due 10/05/2022 (a) (c)                                                  400
                   AAA       Aaa         1,185   Dunedin, Florida, Hospital Revenue Bonds (Mease Health Care),
                                                 6.75% due 11/15/2001 (d) (f)                                                1,364
                                                 Florida State Board of Education, Capital Outlay, Public Education
                                                 Revenue Bonds:
                   AA        Aa            850     Refunding, 5.50% due 6/01/2001                                              907
                   AAA       Aaa         1,000     Refunding, Series A, 7.25% due 6/01/2000 (f)                              1,145
                   AAA       Aa          1,000     Series A, 6.75% due 6/01/2001 (f)                                         1,131
                   AA        Aa          1,000     Series B, 5.625% due 6/01/2005                                            1,086
                                                 Florida State Division, Bond Finance Department, General Services
                                                 Revenue Bonds (Department of Natural Resources Preservation):
                   AAA       Aaa         1,730     Refunding (Save Our Coast), Series A, 6.30% due 7/01/2004 (d)             1,901
                   AAA       Aaa         1,000     Series 2000-A, 5.75% due 7/01/2000 (d)                                    1,070
                   AAA       Aaa         1,900     Series 2000-A, 6.40% due 7/01/2002 (b)                                    2,132
                   A         A             100   Hillsborough County, Florida, Capital Improvement Revenue Bonds
                                                 (County Center Project), Second Series, 6.75% due 7/01/2002 (f)               116
                   NR*       MIG1++      1,400   Indian River County, Florida, School District, TAN, 4% due
                                                 6/30/1996 (e)                                                               1,403
                                                 Jacksonville, Florida, Electric Authority, Special Obligation Revenue
                                                 Refunding Bonds (Saint John's), Issue 2:
                   AA        Aa1         1,000     Series 6-B, Refunding, 6.65% due 10/01/2002                               1,104
                   AA        Aa1         1,000     Series 6-C, 6.50% due 10/01/2001                                          1,113
                   AA-       Aa            800   Lakeland, Florida, Electric and Water Revenue Bonds, 6.70% due
                                                 10/01/1999                                                                    877
                   AAA       Aaa         1,300   North Miami, Florida, Health Facilities Authority, Health Facility
                                                 Revenue Bonds (Bon Secours Health System Project), 6% due
                                                 8/15/2002 (f) (g)                                                           1,452
                   AAA       Aaa         1,300   Okaloosa County, Florida, School Board, Sales Tax Revenue Bonds,
                                                 5% due 9/01/1997 (g)                                                        1,330
                   AAA       Aaa         1,000   Palm Bay, Florida, Utility Revenue Bonds (Palm Bay Utility Corp.
                                                 Project), Series B, 6.20% due 10/01/2002 (d) (f)                            1,130
                   SP1+      NR*         1,400   Palm Beach County, Florida, School District, TAN, 4.50% due 9/27/1996       1,410
                   NR*       Baa1        1,440   Pembroke Pines, Florida, Special Assessment No. 94--1, 4.80% due
                                                 11/01/1998                                                                  1,462
                   A1        VMIG1++       300   Pinellas County, Florida, Health Facilities Authority, Revenue
                                                 Refunding Bonds (Pooled Hospital Loan Program), DATES, 3.80% due
                                                 8/15/2002 (f)                                                                 300
                   AAA       Aaa         1,335   Saint Lucie County, Florida, School Board, COP, Series A,
                                                 7.25% due 7/01/2000 (b) (f)                                                 1,532
                   A1        VMIG1++     1,400   Volusia County, Florida, Health Facilities Authority Revenue Bonds
                                                 (Pooled Hospital Loan Program), VRDN, ACES, 3.20% due 11/01/2015
                                                 (a) (c)                                                                     1,400


Puerto Rico--4.9%  A         Baa1          500   Puerto Rico Commonwealth, GO, UT, 5.55% due 7/01/2001                         528
                   A         Baa1        1,000   Puerto Rico Commonwealth, Refunding, Improvement Bonds, UT,
                                                 5.30% due 7/01/2004                                                         1,042


                   Total Investments (Cost--$30,889)--99.6%                                                                 32,111

                   Other Assets Less Liabilities--0.4%                                                                         144
                                                                                                                           -------
                   Net Assets--100.0%                                                                                      $32,255
                                                                                                                           =======


                (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1996.
                (b)AMBAC Insured.
                (c)FGIC Insured.
                (d)MBIA Insured.
                (e)Bank Qualified.
                (f)Prerefunded.
                (g)FSA Insured.
                  *Not Rated.
                 ++Highest short-term rating by Moody's Investors Service, Inc.

                   See Notes to Financial Statements.

                   Massachusetts Limited Maturity Municipal Bond Fund
                   S&P       Moody's    Face                                                                                Value
STATE              Ratings   Ratings   Amount    Issue                                                                    (Note 1a)
Massachusetts--    NR*       A1        $   400   Boston, Massachusetts, Economic Development and Industrial Corp.,
94.0%                                            Public Parking Facility, Series 1990, 5% due 7/01/2000                    $   404
                   AAA       Aaa           400   Boston, Massachusetts, Refunding, UT, Series A, 5.20% due 2/01/2004 (c)       418
                   A1+       VMIG1++       300   Boston, Massachusetts, Water and Sewer Commission, General Revenue Bonds,
                                                 VRDN, Series A, 3% due 11/01/2024 (a)                                         300
                   AAA       Aaa           300   Chelsea, Massachusetts, School Project Loan Act of 1948, UT,
                                                 6% due 6/15/2002 (c)                                                          327
                   A1+       NR*           200   Holyoke, Massachusetts, PCR, Refunding (Holyoke Water Power Project),
                                                 VRDN, 3.30% due 11/01/2013 (a)                                                200
                   AAA       Aaa           400   Lynn, Massachusetts, Water and Sewer Commission, Refunding,
                                                 4.95% due 12/01/2002 (e)                                                      413
                   AAA       Aaa           250   Massachusetts Educational Loan Authority Revenue Bonds, AMT, Issue E,
                                                 Series B, 5.50% due 7/01/2001 (c)                                             264
                   BBB+      A             500   Massachusetts Municipal Wholesale Electric Company, Power Supply System,
                                                 Revenue Refunding Bonds, Series B, 6.375% due 7/01/2001                       545
                   A+        A1            750   Massachusetts State, GO, Refunding, Series B, 6.25% due 8/01/2001             823
                                                 Massachusetts State Health and Educational Facilities Authority
                                                 Revenue Bonds:
                   A1        VMIG1++       100     (Capital Asset Program), VRDN, Series B, 3.50% due 7/01/2005 (a) (b)        100
                   A1+       VMIG1++       400     (Harvard University), VRDN, Series I, 2.75% due 8/01/2017 (a)               400
                   AAA       Aaa           400     Refunding (Baystate Medical Center), Series D, 4.60% due 7/01/2002 (e)      404
                   AAA       Aaa           540   Massachusetts State HFA, Housing Revenue Refunding Bonds (Insured--
                                                 Rental), AMT, Series A, 5.90% due 7/01/2003 (c)                               561
                   AAA       Aaa           320   Massachusetts State Industrial Finance Agency, Revenue Bonds
                                                 (Babson College), Series A, 5.40% due 10/01/2003 (b)                          341
                   AA        A1            400   Massachusetts State, Special Obligation Revenue Bonds (Highway
                                                 Improvement Loan), Series A, 5.90% due 6/01/2001                              431
                   AAA       Aaa           500   Massachusetts State, Water Resource Authority, Series A,
                                                 6.75% due 7/15/2002 (d)                                                       577
                   NR*       A1            500   New England Educational Loan Marketing Corp., Massachusetts, Student
                                                 Loan Revenue Bonds, AMT, Sub-Issue F, 6.60% due 9/01/2002                     543
                   AAA       Aaa           400   Somerville, Massachusetts, Municipal Purpose Loan, Series 95,
                                                 4.80% due 5/15/2004 (f)                                                       409
                   NR*       NR*           365   South Hadley, Massachusetts, Industrial Revenue Bonds (South Hadley
                                                 Health Care), AMT, Series A, 5% due 12/01/1996                                365


Puerto Rico--5.0%  A         Baa1          390   Puerto Rico Commonwealth, GO, UT, 5.55% due 7/01/2001                         412


                   Total Investments (Cost--$7,898)--99.0%                                                                   8,237

                   Other Assets Less Liabilities--1.0%                                                                          80
                                                                                                                           -------
                   Net Assets--100.0%                                                                                      $ 8,317
                                                                                                                           =======

                (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1996.
                (b)MBIA Insured.
                (c)AMBAC Insured.
                (d)Prerefunded.
                (e)FGIC Insured.
                (f)FSA Insured.
                  *Not Rated.
                 ++Highest short-term rating by Moody's Investors Service, Inc.


                   See Notes to Financial Statements.



SCHEDULE OF INVESTMENTS (continued)                                                                                  (in Thousands)

                   Michigan Limited Maturity Municipal Bond Fund
                   S&P       Moody's    Face                                                                                Value
STATE              Ratings   Ratings   Amount    Issue                                                                    (Note 1a)
Michigan--92.1%    A1+       VMIG1++   $   200   Bruce Township, Michigan, Hospital Finance Authority, Health Care
                                                 System Revenue Bonds (Sisters Charity-Saint Joseph's), VRDN,
                                                 Series A, 3.10% due 5/01/2018 (a) (d)                                     $   200
                   AAA       Aaa           250   Dearborn, Michigan, Economic Development Corp., Hospital Revenue Bonds
                                                 (Oakwood Obligated Group), Series A, 6.95% due 8/15/2001 (d) (e)              288
                   AAA       Aaa           200   Detroit, Michigan, Distributable State Aid Refunding Bonds, UT, 5.70%
                                                 due 5/01/2001 (b)                                                             213
                   AAA       Aaa           250   Detroit, Michigan, Water Supply System, Revenue Refunding Bonds, 6.20%
                                                 due 7/01/2004 (c)                                                             277
                   AAA       Aaa           200   Eastern Michigan University, Revenue Refunding Bonds, 5.40% due
                                                 6/01/1998 (b)                                                                 207
                                                 Michigan Municipal Bond Authority Revenue Bonds:
                   AAA       Aaa           200     (Local Government Loan Program), Series C, 5.50% due 5/01/2003 (d)          212
                   AA        A1            500     Refunding (Local Government--Qualified School), Series A, 6% due
                                                   5/01/2001                                                                   540
                   AA        Aa            200     (State Revolving Fund), 7% due 10/01/2004                                   235
                   AA-       A1            200   Michigan State Building Authority, Revenue Refunding Bonds,
                                                 Series I, 6.40% due 10/01/2004                                                221
                   AA-       A1            200   Michigan State Comprehensive Transportation, Revenue Refunding Bonds,
                                                 Series B, 5.625% due 5/15/2003                                                216
                   NR*       VMIG1++       100   Michigan State Hospital Financing Authority Revenue Bonds (Mount
                                                 Clemens Hospital), VRDN, 3.15% due 8/15/2015 (a)                              100
                   NR*       VMIG1++       100   Michigan State Housing Development Authority, Limited Obligation
                                                 Revenue Bonds (Laurel Valley), VRDN, 3.05% due 12/01/2007 (a)                 100
                   AA        Aa            200   Michigan State Recreation Program, GO, 6% due 11/01/2004                      221
                   AAA       Aaa           150   Michigan State South Central Power Agency, Power Supply System,
                                                 Revenue Refunding Bonds, 7% due 11/01/1996 (b) (e)                            157
                   A1+       VMIG1++       200   Michigan State Strategic Fund, Limited Obligation Revenue Bonds
                                                 (United Waste Systems, Inc.  Project), VRDN, AMT, 3.35% due
                                                 4/01/2010 (a)                                                                 200
                   NR*       VMIG1++       100   Michigan State Strategic Fund, Solid Waste Disposal Revenue Bonds
                                                 (Grayling Generating Project), VRDN, AMT, 3.30% due 1/01/2014 (a)             100
                   AA-       A1            200   Michigan State Trunk Line, GO, Series A, 5.75% due 10/01/2004                 217
                   AAA       Aaa           100   Reeths-Puffer Schools, Michigan, Refunding, GO, UT, Series Q, 6.75% due
                                                 5/01/1999 (c)                                                                 109
                   AAA       Aaa           235   Royal Oak, Michigan, Refunding, UT, 4% due 10/01/1997 (b)                     236
                   AA+       Aa1           150   University of Michigan Revenue Bonds (Student Fee), GO, Series C, 4%
                                                 due 4/01/1998                                                                 151


Puerto Rico--6.1%  A         Baa1          265   Puerto Rico Commonwealth, GO, UT, 5.55% due 7/01/2001                         280


                   Total Investments (Cost--$4,275)--98.2%                                                                   4,480

                   Other Assets Less Liabilities--1.8%                                                                          81
                                                                                                                           -------
                   Net Assets--100.0%                                                                                      $ 4,561
                                                                                                                           =======


                (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1996.
                (b)AMBAC Insured.
                (c)FGIC Insured.
                (d)MBIA Insured.
                (e)Prerefunded.
                  *Not Rated.
                 ++Highest short-term rating by Moody's Investors Service, Inc.

                   See Notes to Financial Statements.

                   New Jersey Limited Maturity Municipal Bond Fund
                   S&P       Moody's    Face                                                                                Value
STATE              Ratings   Ratings   Amount    Issue                                                                    (Note 1a)
New Jersey--99.4%  NR*       Aaa       $   450   Bergen County, New Jersey, General Improvement Bonds, GO, UT, 4.70% due
                                                 7/15/2002                                                                 $   464
                   AAA       Aaa           600   Elizabeth, New Jersey, General Improvement and Sewer Utility Refunding
                                                 Bonds, GO, UT, 6% due 8/15/2004 (b)                                           664
                   NR*       VMIG1++       400   Essex County, New Jersey, Improvement Authority Revenue Bonds
                                                 (Pooled Governmental Loan Program), VRDN, ACES, 2.90% due 7/01/2026 (a)       400
                   SP1+      VMIG1++       400   Mercer County, New Jersey, Improvement Authority Revenue Bonds, VRDN,
                                                 3.05% due 11/01/1998 (a)                                                      400
                   AA+       Aa1           400   Monmouth County, New Jersey, General Improvement Bonds, GO, UT, 6.625%
                                                 due 8/01/2000                                                                 432
                   NR*       NR*           400   New Brunswick, New Jersey, BAN, 4.10% due 7/12/1996 (f)                       401
                   NR*       Aa1           200   New Jersey, EDA, Economic Development Revenue Bonds (400 International
                                                 Drive Partners), VRDN, 3.60% due 4/01/2019 (a)                                200
                   AAA       Aaa         1,000   New Jersey, EDA, Market Transition Facility Revenue Bonds, Senior Lien,
                                                 Series A, 7% due 7/01/2004 (c)                                              1,180
                   AAA       Aaa           400   New Jersey Health Care Facilities Financing Authority Revenue Bonds
                                                 (Carrier Foundation), VRDN, Series C, 2.85% due 7/01/2005 (a) (d)             400
                   A1+       VMIG1++       400   New Jersey Sports and Exposition Authority Revenue Bonds (State
                                                 Contract), VRDN, Series C, 3.70% due 9/01/2024 (a) (c)                        400
                   A+        Aa          1,000   New Jersey State Transportation Trust Fund Authority, Transportation
                                                 System Revenue Bonds, Series A, 6% due 6/15/2000 (e)                        1,075
                   BBB+      Baa1          400   New Jersey State Turnpike Authority, Turnpike Revenue Bonds, Series A,
                                                 5.70% due 1/01/2001                                                           420
                   AA        Aa            400   North Brunswick Township, New Jersey, Board of Education Refunding Bonds,
                                                 GO, UT, 6.25% due 2/01/2004                                                   448
                   NR*       Aa            400   Ocean County, New Jersey, Utilities Authority, Wastewater Revenue Bonds,
                                                 Series A, 6.125% due 1/01/2003                                                442
                   AAA       Aaa         1,310   Port Authority of New York and New Jersey, Consolidated Refunding
                                                 Bonds, AMT, UT, 97th Series, 7.10% due 7/15/2004 (d)                        1,536
                   NR*       NR*           400   South Plainfield, New Jersey, BAN, UT, 3.95% due 7/26/1996                    401
                   AA+       Aaa           450   Union County, New Jersey (General Improvement and County Collection),
                                                 UT, 4.40% due 9/01/1998                                                       458


                   Total Investments (Cost--$9,240)--99.4%                                                                   9,721

                   Other Assets Less Liabilities--0.6%                                                                          57
                                                                                                                           -------
                   Net Assets--100.0%                                                                                      $ 9,778
                                                                                                                           =======

                (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1996.
                (b)AMBAC Insured.
                (c)MBIA Insured.
                (d)FGIC Insured.
                (e)Escrowed to Maturity.
                (f)Bank Qualified.
                  *Not Rated.
                 ++Highest short-term rating by Moody's Investors Service, Inc.

                   See Notes to Financial Statements.



SCHEDULE OF INVESTMENTS (concluded)                                                                                  (in Thousands)

                   New York Limited Maturity Municipal Bond Fund
                   S&P       Moody's    Face                                                                                Value
STATE              Ratings   Ratings   Amount    Issue                                                                    (Note 1a)
New York--96.5%                                  Nassau County, New York, General Improvement Bonds, UT (c):
                   AAA       Aaa       $   400     Series O, UT, 5.625% due 8/01/2004                                      $   433
                   AAA       Aaa           700     Series Q, 5.10% due 8/01/2003                                               734
                   A1+       VMIG1++       100     New York City, New York, GO, VRDN, UT, Series B, Sub-Series B-10,
                                                   3% due 8/15/2024 (a)                                                        100
                   AAA       Aaa           750   New York City, New York, IDA, Civic Facilities Revenue Bonds (USTA
                                                 National Tennis Center Project), 6% due 11/15/2003 (d)                        828
                   A1+       NR*           800   New York City, New York, IDA, IDR (Japan Airlines Company Ltd. Project),
                                                 VRDN, AMT, 3.90% due 11/01/2015 (a)                                           800
                   AA-       Aa            800   New York City, New York, Municipal Assistance Corporation Revenue Bonds,
                                                 Series 68, 7.10% due 7/01/2000                                                890
                                                 New York City, New York, Municipal Water Finance Authority, Water and
                                                 Sewer System Revenue Bonds, VRDN (a) (c):
                   AAA       VMIG1++     1,100     Series A, 3.80% due 6/15/2023                                             1,100
                   AAA       VMIG1++       100     Series C, 3.75% due 6/15/2025                                               100
                   BBB+      Baa1          610   New York City, New York, Refunding Bonds, UT, Series A, 6% due
                                                 8/01/2000                                                                     636
                                                 New York State Dormitory Authority Revenue Bonds (e):
                   AAA       Aaa           600     (College and University Educational Loan), AMT, 6.30% due 7/01/2002         667
                   AAA       Aaa           670     (Rensselaer Polytechnic Institute), 4.90% due 7/01/2004                     691
                   NR*       VMIG1++       400   New York State Energy Research and Development Authority, Electric
                                                 Facilities Revenue Bonds (Long Island Lighting Co.), VRDN, Series B, 3%
                                                 due 11/01/2023 (a)                                                            400
                                                 New York State Energy Research and Development Authority, PCR:
                   A1+       Aa1           600     (New York State Electric & Gas), 4.65% due 3/15/2015                        601
                   NR*       NR*           100     (New York State Electric & Gas), VRDN, Series B, 3.90% due
                                                   12/01/2026 (a)                                                              100
                   NR*       P1            100     (Niagara--Mohawk Power Corporation Project), Series A, 3.45%
                                                   due 2/01/2029                                                               100
                   A1+       NR*           200   New York State Environmental Facilities, Corporate Resource
                                                 Recovery Revenue Bonds (OFS Equity Huntington Project), VRDN,
                                                 AMT, 3.85% due 11/01/2014 (a)                                                 200
                   A-        Aa            400   New York State Environmental Facilities Corporation, PCR (State
                                                 Water--Revolving Fund), Series E, 5.60% due 6/15/1999                         421
                   A-        A             600   New York State Environmental Quality, GO, 6% due 12/01/2004                   663
                                                 New York State Local Government Assistance Corporation Revenue Bonds:
                   A         A             625     Series A, 7% due 4/01/2005                                                  704
                   AAA       Aaa           600     Series D, 7% due 4/01/2002 (b)                                              701
                                                 New York State Medical Care Facilities, Finance Agency Revenue Bonds,
                                                 Series A:
                   AA        Aa            655     (Adult Day Care), 6% due 11/15/2003                                         713
                   AAA       Aaa           725     (Mental Health Services Facilities), 7.75% due 2/15/2001 (b)                857
                   NR*       Aa3           500     (Saratoga Hospital Project), 5.25% due 11/01/2004                           522
                   AA        NR*           675   New York State Tax Exempt Revenue Bonds (Rochester Museum & Science),
                                                 5.60% due 12/01/1997                                                          691
                   BBB       Baa1          450   New York State Urban Development Corporation, Revenue Refunding Bonds
                                                 (Center For Industrial Innovation), 4.60% due 1/01/1998                       454
                   AAA       Aaa           760   Port Authority of New York and New Jersey, Refunding (Construction),
                                                 AMT, UT, 97th Series, 7.10% due 7/15/2003 (c)                                 883
                   AA        A1            700   Rockland County, New York, Sewer District, 7.70% due 6/01/1997 (b)            752
                   A+        Aa            340        Triborough Bridge and Tunnel Authority, New York, Revenue Bonds,
                                                 Series R, 6.90% due 1/01/2000                                                 375
                   A+        Aa            400   Triborough Bridge and Tunnel Authority, Revenue Refunding and General
                                                 Purpose Bonds, Series A, 4.40% due 1/01/2002                                  403


                   Total Investments (Cost--$15,929)--96.5%                                                                 16,519

                   Other Assets Less Liabilities--3.5%                                                                         601
                                                                                                                           -------
                   Net Assets--100.0%                                                                                      $17,120
                                                                                                                           =======


                (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1996.
                (b)Prerefunded.
                (c)FGIC Insured.
                (d)FSA Insured.
                (e)MBIA Insured.
                  *Not Rated.
                 ++Highest short-term rating by Moody's Investors Service, Inc.

                   See Notes to Financial Statements.

                   Pennsylvania Limited Maturity Municipal Bond Fund
                   S&P       Moody's    Face                                                                                Value
STATE              Ratings   Ratings   Amount    Issue                                                                    (Note 1a)
Pennsylvania--     NR*       A1        $   200   Allegheny County, Pennsylvania, IDA, Revenue Refunding Bonds (Commercial
84.6%                                            Development Parkway Center Mall Project), VRDN, Series A, 3.55% due
                                                 5/01/2009 (d)                                                             $   200
                   AAA       Aaa           400   Beaver County, Pennsylvania, Hospital Authority, Revenue Refunding Bonds
                                                 (Beaver County Medical Center Inc.), 5.70% due 7/01/1999 (c)                  420
                   A1+       P1            400   Beaver County, Pennsylvania, IDA, PCR, Refunding (Duquesne Light Company
                                                 Project--Mansfield), VRDN, Series B, 3.80% due 8/01/2009 (d)                  400
                   AAA       Aaa           400   Bucks County, Pennsylvania, Technical School Authority Revenue Bonds,
                                                 4.45% due 8/15/2001 (c)                                                       405
                   AA        Aa            250   Delaware County, Pennsylvania, Refunding Bonds, GO, UT, 4.80% due
                                                 10/01/2004                                                                    256
                   A1        NR*           200   Emmaus, Pennsylvania, General Authority Revenue Bonds, VRDN, Sub-Series
                                                 B-10, 3.25% due 3/01/2024 (d)                                                 200
                   A1+       Aaa           350   Lehigh County, Pennsylvania, Authority Water Revenue Bonds, VRDN, 3.05%
                                                 due 11/01/2004 (b) (d)                                                        350
                   NR*       VMIG1++       400   Pennsylvania Energy Development Authority, Energy Development Revenue
                                                 Bonds (B&W Ebensburg Project), VRDN, AMT, 3.20% due 12/01/2011 (d)            400
                                                 Pennsylvania State Higher Educational Facilities Authority, College
                                                 and University Revenue Refunding Bonds, Series A:
                   A+        Aa            380     (Thomas Jefferson University), 5.75% due 8/15/1998                          398
                   AA        Aa            275     (University of Pennsylvania), 4.70% due 9/01/1997                           280
                   AAA       Aaa           300   Pennsylvania State, Refunding (Projects-First), UT, Series A, 6.60%
                                                 due 1/01/2001 (c)                                                             332
                   AA-       A1          1,100   Pennsylvania State University, Refunding, 5.85% due 3/01/2002               1,188
                                                 Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities
                                                 Authority, Hospital Revenue Bonds:
                   NR*       Aaa         1,000     (Children's Hospital of Philadelphia Project), Series A, 6.50% due
                                                   2/15/2002 (e)                                                             1,133
                   A-        NR*           650     (Children's Seashore House), Series B, 7% due 8/15/2003                     730
                   AAA       Aaa           325   Washington County, Pennsylvania, Lease Authority, Municipal Facility
                                                 (Shadyside Hospital Project), Series C, Sub-Series C1-A, 7.45% due
                                                 6/15/2000 (a) (c) (e)                                                         377


Puerto Rico--12.8% A-        Baa1        1,000   Puerto Rico Municipal Finance Agency, GO, UT, Series A,
                                                 5.80% due 7/01/2004                                                         1,068


                   Total Investments (Cost--$7,828)--97.4%                                                                   8,137

                   Other Assets Less Liabilities--2.6%                                                                         216
                                                                                                                           -------
                   Net Assets--100.0%                                                                                      $ 8,353
                                                                                                                           =======


                (a)Escrowed to Maturity.
                (b)FGIC Insured.
                (c)AMBAC Insured.
                (d)The interest rate is subject to change periodically based is upon prevailing market rates. The interest rate shown the rate in effect at January 31, 1996.
                (e)Prerefunded.
                  *Not Rated.
                 ++Highest short-term rating by Moody's Investors Service, Inc.

                   See Notes to Financial Statements.



STATEMENTS OF ASSETS AND LIABILITIES
                                                                Arizona          California         Florida        Massachusetts
                                                                Limited           Limited           Limited           Limited
                 As of January 31, 1996                         Maturity          Maturity          Maturity          Maturity
Assets:          Investments, at value* (Note 1a)            $  6,751,012       $ 15,282,942      $ 32,110,925      $  8,236,911
                 Cash                                              36,200             70,272            69,417            41,906
                 Receivables
                   Interest                                        40,157            268,788           389,490            85,905
                   Investment adviser (Note 2)                     15,904              1,084                --            23,461
                   Beneficial interest sold                        35,010                 --                --                --
                 Deferred organization expenses (Note 1e)          28,131             12,106            44,278            28,131
                 Prepaid registration fees and
                 other assets (Note 1e)                            17,003             13,349            15,497            16,464
                                                             ------------       ------------      ------------      ------------
                 Total assets                                   6,923,417         15,648,541        32,629,607         8,432,778
                                                             ------------       ------------      ------------      ------------


Liabilities:     Payables:
                   Beneficial interest redeemed                        --                 --           305,546            62,188
                   Securities purchased                                --            100,000                --                --
                   Dividends to shareholders (Note 1f)              6,133             13,795            29,577             7,932
                   Distributor (Note 2)                             1,476              3,127             5,197             1,494
                   Investment adviser (Note 2)                         --                 --             7,995                --
                 Accrued expenses and other liabilities            44,392             24,912            26,620            44,133
                                                             ------------       ------------      ------------      ------------
                 Total liabilities                                 52,001            141,834           374,935           115,747
                                                             ------------       ------------      ------------      ------------


Net Assets:      Net assets                                  $  6,871,416       $ 15,506,707      $ 32,254,672      $  8,317,031
                                                             ============       ============      ============      ============

Net Assets       Class A Shares of beneficial interest,
Consist of:      $.10 par value, unlimited shares
                 authorized                                  $      9,816       $     32,216      $     90,737      $     25,403
                 Class B Shares of beneficial interest,
                 $.10 par value, unlimited shares
                 authorized                                        46,728            102,313           155,968            47,707
                 Class C Shares of beneficial interest,
                 $.10 par value, unlimited shares
                 authorized                                            12                549           124,212             4,209
                 Class D Shares of beneficial interest,
                 $.10 par value, unlimited shares
                 authorized                                        10,141             16,959            70,245             4,808
                 Paid-in capital in excess of par               6,595,167         15,090,777        31,528,222         8,261,671
                 Accumulated realized capital losses
                 on investments--net (Note 5)                     (70,746)          (515,218)         (812,658)         (365,460)
                 Unrealized appreciation on
                 investments--net                                 280,298            779,111         1,222,146           338,693
                                                             ------------       ------------      ------------      ------------
                 Net assets                                  $  6,871,416       $ 15,506,707      $ 32,254,672      $  8,317,031
                                                             ============       ============      ============      ============


Net Asset        Class A: Net assets                         $  1,011,317       $  3,286,079      $  9,234,699      $  2,572,452
Value:                                                       ============       ============      ============      ============
                          Shares outstanding                       98,160            322,160           907,371           254,028
                                                             ============       ============      ============      ============
                          Net asset value                    $      10.30       $      10.20      $      10.18      $      10.13
                                                             ============       ============      ============      ============
                 Class B: Net assets                         $  4,813,885       $ 10,435,015      $ 15,873,430      $  4,831,850
                                                             ============       ============      ============      ============
                          Shares outstanding                      467,280          1,023,134         1,559,680           477,075
                                                             ============       ============      ============      ============
                          Net asset value                    $      10.30       $      10.20      $      10.18      $      10.13
                                                             ============       ============      ============      ============
                 Class C: Net assets                         $      1,186       $     55,940      $      1,164      $    426,053
                                                             ============       ============      ============      ============
                          Shares outstanding                          115              5,485               115            42,089
                                                             ============       ============      ============      ============
                          Net asset value                    $      10.31       $      10.20      $      10.12      $      10.12
                                                             ============       ============      ============      ============
                 Class D: Net assets                         $  1,045,028       $  1,729,673      $  7,145,379      $    486,676
                                                             ============       ============      ============      ============
                          Shares outstanding                      101,409            169,587           702,450            48,076
                                                             ============       ============      ============      ============
                          Net asset value                    $      10.31       $      10.20      $      10.17      $      10.12
                                                             ============       ============      ============      ============

                *Identified cost                             $  6,470,714       $ 14,503,831      $ 30,888,779      $  7,898,218
                                                             ============       ============      ============      ============


                                                               Michigan          New Jersey          New York       Pennsylvania
                                                               Limited            Limited            Limited          Limited
                 As of January 31, 1996                        Maturity           Maturity           Maturity         Maturity
Assets:          Investments, at value* (Note 1a)            $  4,479,679       $  9,721,313      $ 16,519,258      $  8,137,212
                 Cash                                              92,873             86,242                --            10,293
                 Receivables:
                   Interest                                        58,032            100,511           198,332           121,597
                   Beneficial interest sold                            --                 --           399,348                --
                   Securities sold                                     --                 --                --           110,253
                   Investment adviser (Note 2)                     19,622             15,238            21,814            11,484
                 Deferred organization expenses (Note 1e)           5,792             28,318            10,377            29,460
                 Prepaid registration fees and other
                 assets (Note 1e)                                  26,004             16,292            26,803            12,900
                                                             ------------       ------------      ------------      ------------
                 Total assets                                   4,682,002          9,967,914        17,175,932         8,433,199
                                                             ------------       ------------      ------------      ------------


Liabilities:     Payables:
                   Securities purchased                           100,000            100,000                --                --
                   Dividends to shareholders (Note 1f)              4,242              8,905            16,463             7,417
                   Beneficial interest redeemed                        --             20,696                 4            14,147
                   Distributor (Note 2)                               651              1,945             3,044             2,030
                 Accrued expenses and other liabilities            16,448             57,889            36,686            56,885
                                                             ------------       ------------      ------------      ------------
                 Total liabilities                                121,341            189,435            56,197            80,479
                                                             ------------       ------------      ------------      ------------


Net Assets:      Net assets                                  $  4,560,661       $  9,778,479       $17,119,735      $  8,352,720
                                                             ============       ============      ============      ============


Net Assets       Class A Shares of beneficial interest,
Consist of:      $.10 par value, unlimited shares
                 authorized                                  $     20,423       $     27,214      $     41,276      $      9,333
                 Class B Shares of beneficial interest,
                 $.10 par value, unlimited shares
                 authorized                                        21,188             64,582           100,635            67,401
                 Class C Shares of beneficial interest,
                 $.10 par value, unlimited shares
                 authorized                                            11                 11               959               402
                 Class D Shares of beneficial interest,
                 $.10 par value, unlimited shares
                 authorized                                         3,373              2,995            24,265             3,850
                 Paid-in capital in excess of par               4,470,752          9,482,473        16,584,547         8,048,080
                 Accumulated realized capital losses on
                 investments--net (Note 5)                       (160,239)          (280,515)         (222,294)          (85,953)
                 Unrealized appreciation on
                 investments--net                                 205,153            481,719           590,347           309,607
                                                             ------------       ------------      ------------      ------------
                 Net assets                                  $  4,560,661       $  9,778,479      $ 17,119,735      $  8,352,720
                                                             ============       ============      ============      ============

Net Asset        Class A: Net assets                         $  2,070,134       $  2,805,695      $  4,227,430      $    962,623
Value:                                                       ============       ============      ============      ============
                          Shares outstanding                      204,230            272,141           412,761            93,326
                                                             ============       ============      ============      ============
                          Net asset value                    $      10.14       $      10.31      $      10.24      $      10.31
                                                             ============       ============      ============      ============
                 Class B: Net assets                         $  2,147,673       $  6,662,785      $ 10,307,936      $  6,951,491
                                                             ============       ============      ============      ============
                          Shares outstanding                      211,876            645,824         1,006,349           674,014
                                                             ============       ============      ============      ============
                          Net asset value                    $      10.14       $      10.32      $      10.24      $      10.31
                                                             ============       ============      ============      ============
                 Class C: Net assets                         $      1,166       $      1,074      $     98,251      $     41,333
                                                             ============       ============      ============      ============
                          Shares outstanding                          115                115             9,594             4,017
                                                             ============       ============      ============      ============
                          Net asset value                    $      10.14       $       9.34      $      10.24      $      10.29
                                                             ============       ============      ============      ============
                 Class D: Net assets                         $    341,688       $    308,925      $  2,486,118      $    397,273
                                                             ============       ============      ============      ============
                          Shares outstanding                       33,726             29,945           242,648            38,502
                                                             ============       ============      ============      ============
                          Net asset value                    $      10.13       $      10.32      $      10.25      $      10.32
                                                             ============       ============      ============      ============

                *Identified cost                             $  4,274,526       $  9,239,594      $ 15,928,911      $  7,827,605
                                                             ============       ============      ============      ============



                 See Notes to Financial Statements.



STATEMENTS OF OPERATIONS
                                                               Arizona           California         Florida        Massachusetts
                                                               Limited            Limited           Limited           Limited
                 For the Six Months Ended January 31, 1996     Maturity           Maturity          Maturity          Maturity
Investment
Income           Interest and amortization of premium and
(Note 1d):       discount earned                             $    154,586       $    383,124      $    792,665      $    236,102
                                                             ------------       ------------      ------------      ------------

Expenses:        Investment advisory fees (Note 2)                 11,534             27,548            56,850            17,142
                 Professional fees                                 18,130             20,113            25,065            23,920
                 Accounting services (Note 2)                      16,169             15,878            15,279            27,628
                 Account maintenance and distribution
                 fees--Class B (Note 2)                             9,039             18,259            28,075             8,589
                 Printing and shareholder reports                   5,855             11,364            22,254            11,802
                 Registration fees (Note 1e)                       11,358              9,577             6,509             9,353
                 Trustees' fees and expenses                        1,569              3,366             6,500             2,309
                 Amortization of organization expenses
                 (Note 1e)                                             --              1,767             5,758               886
                 Custodian fees                                     1,188              2,288             2,847             1,572
                 Pricing fees                                       1,332              2,149             1,950             1,738
                 Transfer agent fees--Class B (Note 2)              1,448              1,601             2,283             1,269
                 Account maintenance fees--Class D
                 (Note 2)                                             185                875             3,530               218
                 Transfer agent fees--Class A (Note 2)                255                443             1,035               821
                 Transfer agent fees--Class D (Note 2)                 82                222               779                90
                 Account maintenance and
                 distribution fees--Class C (Note 2)                   --                 47                 2               315
                 Transfer agent fees--Class C (Note 2)                  3                 15                 4                96
                 Other                                                294                765             1,282             1,283
                                                             ------------       ------------      ------------      ------------
                 Total expenses before reimbursement               78,441            116,277           180,002           109,031
                 Reimbursement of expenses (Note 2)               (46,865)           (34,284)          (22,143)          (64,189)
                                                             ------------       ------------      ------------      ------------
                 Total expenses after reimbursement                31,576             81,993           157,859            44,842
                                                             ------------       ------------      ------------      ------------
                 Investment income--net                           123,010            301,131           634,806           191,260
                                                             ------------       ------------      ------------      ------------


Realized &       Realized gain on investments--net                     --                 --            65,657             5,017
Unrealized       Change in unrealized appreciation
Gain on          on investments--net                               90,581            323,597           450,209           146,105
Investments--                                                ------------       ------------      ------------      ------------
Net (Notes 1b,   Net Increase in Net Assets
1d & 3):         Resulting from Operations                   $    213,591       $    624,728      $  1,150,672      $    342,382
                                                             ============       ============      ============      ============


                                                               Michigan          New Jersey          New York       Pennsylvania
                                                               Limited            Limited            Limited          Limited
                 For the Six Months Ended January 31, 1996     Maturity           Maturity           Maturity         Maturity
Investment       Interest and amortization of
Income           premium and discount earned                 $    119,533       $    239,065      $    389,392      $    207,100
(Note 1d):                                                   ------------       ------------      ------------      ------------

Expenses:        Accounting services (Note 2)                      17,089             21,625            23,530            18,594
                 Professional fees                                 19,411             19,985            18,461            18,697
                 Investment advisory fees (Note 2)                  8,713             17,562            28,312            14,950
                 Account maintenance and distribution
                 fees--Class B (Note 2)                             4,146             12,379            16,377            12,515
                 Registration fees (Note 1e)                        9,390              6,615            15,926             1,789
                 Printing and shareholder reports                      --              9,359             8,415             8,473
                 Trustees' fees and expenses                        1,189              2,270             2,998               125
                 Transfer agent fees--Class B (Note 2)                965              1,613             1,770             1,900
                 Pricing fees                                       1,497              1,259             1,669             1,052
                 Custodian fees                                        --              1,640             2,063             1,512
                 Amortization of organization expenses
                 (Note 1e)                                            825              1,413             1,422             1,306
                 Transfer agent fees--Class A (Note 2)                778                506               644               211
                 Account maintenance fees--Class D
                 (Note 2)                                             160                172             1,193               203
                 Transfer agent fees--Class D (Note 2)                110                 67               355                90
                 Account maintenance and distribution
                 fees--Class C (Note 2)                                 1                 --                63                22
                 Transfer agent fees--Class C (Note 2)                  3                  3                21                11
                 Other                                                 --                596                --               450
                                                             ------------       ------------      ------------      ------------
                 Total expenses before reimbursement               64,277             97,064           123,219            81,900
                 Reimbursement of expenses (Note 2)               (43,234)           (50,408)          (70,283)          (38,211)
                                                             ------------       ------------      ------------      ------------
                 Total expenses after reimbursement                21,043             46,656            52,936            43,689
                                                             ------------       ------------      ------------      ------------
                Investment income--net                             98,490            192,409           336,456           163,411
                                                             ------------       ------------      ------------      ------------


Realized &      Realized gain on investments--net                  21,618                116            66,485            15,277
Unrealized      Change in unrealized appreciation on
Gain on         investments--net                                   56,831            148,661           243,515           161,416
Investments--                                                ------------       ------------      ------------      ------------
Net (Notes 1b,  Net Increase in Net Assets
1d & 3):        Resulting from Operations                    $    176,939       $    341,186      $    646,456      $    340,104
                                                             ============       ============      ============      ============

                See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                Arizona Limited Maturity           California Limited Maturity
                                                              For the Six          For the         For the Six         For the
                                                              Months Ended       Year Ended       Months Ended       Year Ended
                                                               January 31,         July 31,         January 31,       July 31,
                 Increase (Decrease) in Net Assets:               1996              1995              1996              1995
Operations:      Investment income--net                      $    123,010       $    305,477      $    301,131      $    612,890
                 Realized loss on investments--net                     --            (48,045)               --          (365,740)
                 Change in unrealized appreciation on
                 investments--net                                  90,581            182,975           323,597           501,542
                                                             ------------       ------------      ------------      ------------
                 Net increase in net assets resulting
                 from operations                                  213,591            440,407           624,728           748,692
                                                             ------------       ------------      ------------      ------------


Dividends to     Investment income--net:
Shareholders       Class A                                        (21,208)           (78,637)          (71,228)         (159,781)
(Note 1f):         Class B                                        (94,673)          (226,411)         (193,924)         (422,409)
                   Class C                                            (21)               (33)           (1,197)             (585)
                   Class D                                         (7,108)              (396)          (34,782)          (30,115)
                                                             ------------       ------------      ------------      ------------
                 Net decrease in net assets resulting
                 from dividends to shareholders                  (123,010)          (305,477)         (301,131)         (612,890)
                                                             ------------       ------------      ------------      ------------


Beneficial       Net increase (decrease) in net assets
Interest         derived from beneficial interest
Transactions     transactions                                     516,019         (1,547,482)         (541,370)          354,485
(Note 4):                                                    ------------       ------------      ------------      ------------


Net Assets:      Total increase (decrease) in net assets          606,600         (1,412,552)         (217,773)          490,287
                 Beginning of period                            6,264,816          7,677,368        15,724,480        15,234,193
                                                             ------------       ------------      ------------      ------------
                 End of period                               $  6,871,416       $  6,264,816      $ 15,506,707      $ 15,724,480
                                                             ============       ============      ============      ============


                 See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
                                                      Florida                    Massachusetts                 Michigan
                                                  Limited Maturity             Limited Maturity            Limited Maturity
                                               For the Six      For the      For the Six    For the     For the Six     For the
                                              Months Ended    Year Ended    Months Ended   Year Ended   Months Ended  Year Ended
                 Increase (Decrease)           January 31,     July 31,     January 31,     July 31,      January 31,   July 31,
                 in Net Assets:                   1996          1995           1996           1995          1996          1995
Operations:      Investment income--net     $    634,806  $  1,343,126  $    191,260   $    505,228   $     98,490  $    235,302
                 Realized gain (loss) on
                 investments--net                 65,657      (425,603)        5,017       (370,476)        21,618      (132,641)
                 Change in unrealized
                 appreciation on
                 investments--net                450,209       839,494       146,105        274,970         56,831       150,310
                                            ------------  ------------  ------------   ------------   ------------  ------------
                 Net increase in net
                 assets resulting from
                 operations                    1,150,672     1,757,017       342,382        409,722        176,939       252,971
                                            ------------  ------------  ------------   ------------   ------------  ------------


Dividends &      Investment income--net:
Distributions      Class A                      (192,579)     (531,680)      (82,594)      (252,210)       (47,331)     (123,016)
to                 Class B                      (300,723)     (756,233)      (91,674)      (242,775)       (44,691)     (102,718)
Shareholders       Class C                           (69)          (32)       (8,284)        (7,683)           (21)          (33)
(Note 1f):         Class D                      (141,435)      (55,181)       (8,708)        (2,560)        (6,447)       (9,535)
                 Realized gain on
                 investments--net:
                   Class A                            --            --            --         (7,555)            --            --
                   Class B                            --            --            --         (7,096)            --            --
                   Class C                            --            --            --           (476)            --            --
                   Class D                            --            --            --             (8)            --            --
                                            ------------  ------------  ------------   ------------   ------------  ------------
                 Net decrease in net assets
                 resulting from dividends
                 and distributions to
                 shareholders                    (634,806)   (1,343,126)     (191,260)      (520,363)       (98,490)     (235,302)
                                            ------------  ------------  ------------   ------------   ------------  ------------


Beneficial       Net decrease in net assets
Interest         derived from beneficial
Transactions     interest transactions        (1,534,453)     (187,273)   (1,751,704)    (6,114,591)      (569,824)     (811,255)
(Note 4):                                   ------------  ------------  ------------   ------------   ------------  ------------

Net Assets:      Total increase (decrease)
                 in net assets                (1,018,587)      226,618    (1,600,582)    (6,225,232)      (491,375)     (793,586)
                 Beginning of period          33,273,259    33,046,641     9,917,613     16,142,845      5,052,036     5,845,622
                                            ------------  ------------  ------------   ------------   ------------  ------------
                 End of period              $ 32,254,672  $ 33,273,259  $  8,317,031   $  9,917,613   $  4,560,661  $  5,052,036
                                            ============  ============  ============   ============   ============  ============


                                                     New Jersey                    New York                  Pennsylvania
                                                  Limited Maturity             Limited Maturity            Limited Maturity
                                               For the Six      For the      For the Six    For the     For the Six     For the
                                              Months Ended    Year Ended    Months Ended   Year Ended   Months Ended  Year Ended
                 Increase (Decrease)           January 31,     July 31,     January 31,     July 31,      January 31,   July 31,
                 in Net Assets:                   1996          1995           1996           1995          1996          1995
Operations:      Investment income--net     $    192,409  $    441,857  $    336,456   $    634,544   $    163,411  $    385,356
                 Realized gain (loss) on
                 investments--net                    116      (190,903)       66,485       (166,770)        15,277       (38,604)
                 Change in unrealized
                 appreciation on
                 investments--net                148,661       328,757       243,515        337,132        161,416       150,668
                                            ------------  ------------  ------------   ------------   ------------  ------------
                 Net increase in net
                 assets resulting from
                 operations                      341,186       579,711       646,456        804,906        340,104       497,420
                                            ------------  ------------  ------------   ------------   ------------  ------------


Dividends to     Investment income--net:
Shareholders       Class A                       (53,472)     (147,854)      (95,357)      (247,259)       (19,759)      (43,161)
(Note 1f):         Class B                      (132,032)     (287,858)     (188,258)      (370,411)      (134,902)     (334,652)
                   Class C                           (19)         (761)       (1,747)          (219)          (570)          (32)
                   Class D                        (6,886)       (5,384)      (51,094)       (16,655)        (8,180)       (7,511)
                                            ------------  ------------  ------------   ------------   ------------  ------------
                 Net decrease in net assets
                 resulting from dividends
                 to shareholders                (192,409)     (441,857)     (336,456)      (634,544)      (163,411)     (385,356)
                                            ------------  ------------  ------------   ------------   ------------  ------------


Beneficial       Net increase (decrease)
Interest         in net assets derived
Transactions     from beneficial interest
(Note 4):        transactions                   (801,905)   (3,524,093)      832,245        774,385       (564,530)   (1,893,824)
                                            ------------  ------------  ------------   ------------   ------------  ------------

Net Assets:      Total increase (decrease)
                 in net assets                  (653,128)   (3,386,239)    1,142,245        944,747       (387,837)   (1,781,760)
                 Beginning of period          10,431,607    13,817,846    15,977,490     15,032,743      8,740,557    10,522,317
                                            ------------  ------------  ------------   ------------   ------------  ------------
                 End of period              $  9,778,479  $ 10,431,607  $ 17,119,735   $ 15,977,490   $  8,352,720  $  8,740,557
                                            ============  ============  ============   ============   ============  ============

                 See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                                                                                     Arizona Limited Maturity
                                                                               Class A                      Class B
                                                                 For the               For the     For the              For the
                                                                   Six      For the     Period       Six      For the    Period
The following per share data and ratios have been derived         Months      Year     Nov. 26,     Months      Year    Nov. 26,
from information provided in the financial statements.            Ended      Ended    1993++ to     Ended      Ended   1993++ to
                                                                 Jan. 31,   July 31,   July 31,    Jan. 31,   July 31,  July 31,
Increase (Decrease) in Net Asset Value:                            1996       1995       1994        1996       1995      1994
Per Share        Net asset value, beginning of period            $ 10.17    $  9.97    $ 10.00     $ 10.16     $  9.97   $ 10.00
Operating                                                        -------    -------    -------     -------     -------   -------
Performance:     Investment income--net                              .21        .43        .23         .19         .39       .20
                 Realized and unrealized gain (loss) on
                 investments--net                                    .13        .20       (.03)        .14         .19      (.03)
                                                                 -------    -------    -------     -------     -------   -------
                 Total from investment operations                    .34        .63        .20         .33         .58       .17
                                                                 -------    -------    -------     -------     -------   -------
                 Less dividends from investment income--net         (.21)      (.43)      (.23)       (.19)       (.39)     (.20)
                                                                 -------    -------    -------     -------     -------   -------
                 Net asset value, end of period                  $ 10.30    $ 10.17    $  9.97     $ 10.30     $ 10.16   $  9.97
                                                                 =======    =======    =======     =======     =======   =======


Total            Based on net asset value per share                3.33%+++   6.47%      2.02%+++    3.25%+++    5.99%    1.78%+++
Investment                                                       =======    =======    =======     =======     =======   =======
Return:**


Ratios to        Expenses, net of reimbursement                     .67%*      .35%       .02%*      1.02%*       .72%      .38%*
Average                                                          =======    =======    =======     =======     =======   =======
Net Assets:      Expenses                                          2.10%*     2.05%      1.82%*      2.45%*      2.44%     2.18%*
                                                                 =======    =======    =======     =======     =======   =======
                 Investment income--net                            4.01%*     4.31%      3.37%*      3.66%*      3.95%     3.02%*
                                                                 =======    =======    =======     =======     =======   =======

Supplemental     Net assets, end of period (in thousands)        $ 1,011    $ 1,054    $ 2,103     $ 4,814     $ 5,191   $ 5,575
Data:                                                            =======    =======    =======     =======     =======   =======
                 Portfolio turnover                                0.00%    182.58%    142.37%       0.00%     182.58%   142.37%
                                                                 =======    =======    =======     =======     =======   =======


                *Annualized.
               **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
              +++Aggregate total investment return.


                 See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)


                                                                                          Arizona Limited Maturity
                                                                                        Class C                    Class D
                                                                                 For the      For the        For the     For the
                                                                                    Six        Period          Six       Period
The following per share data and ratios have been derived                         Months      Oct. 21,        Months     Oct. 21,
from information provided in the financial statements.                             Ended     1994++ to        Ended     1994++ to
                                                                                  Jan. 31,    July 31,       Jan. 31,    July 31,
Increase (Decrease) in Net Asset Value:                                             1996        1995          1996         1995
Per Share        Net asset value, beginning of period                             $ 10.17     $  9.89        $ 10.17     $  9.89
Operating                                                                         -------     -------        -------     -------
Performance:     Investment income--net                                               .18         .29            .20         .33
                 Realized and unrealized gain on investments--net                     .14         .28            .14         .28
                                                                                  -------     -------        -------     -------
                 Total from investment operations                                     .32         .57            .34         .61
                                                                                  -------     -------        -------     -------
                 Less dividends from investment income--net                          (.18)       (.29)          (.20)       (.33)
                                                                                  -------     -------        -------     -------
                 Net asset value, end of period                                   $ 10.31     $ 10.17        $ 10.31     $ 10.17
                                                                                  =======     =======        =======     =======


Total            Based on net asset value per share                                 3.21%+++    5.90%+++       3.38%+++    6.34%+++
Investment                                                                        =======     =======        =======     =======
Return:**

Ratios to        Expenses, net of reimbursement                                     1.11%*      1.05%*          .84%*       .55%*
Average                                                                           =======     =======        =======     =======
Net Assets:      Expenses                                                           3.05%*      2.79%*         2.04%*      2.39%*
                                                                                  =======     =======        =======     =======
                 Investment income--net                                             3.58%*      3.80%*         3.83%*      4.31%*
                                                                                  =======     =======        =======     =======


Supplemental     Net assets, end of period (in thousands)                         $     1     $     1        $ 1,045     $    19
Data:                                                                             =======     =======        =======     =======
                 Portfolio turnover                                                 0.00%     182.58%          0.00%     182.58%
                                                                                  =======     =======        =======     =======





                                                                                     California Limited Maturity
                                                                               Class A                      Class B
                                                                 For the               For the     For the              For the
                                                                   Six      For the     Period       Six      For the    Period
The following per share data and ratios have been derived         Months      Year     Nov. 26,     Months      Year    Nov. 26,
from information provided in the financial statements.            Ended      Ended    1993++ to     Ended      Ended   1993++ to
                                                                 Jan. 31,   July 31,   July 31,    Jan. 31,   July 31,  July 31,
Increase (Decrease) in Net Asset Value:                            1996       1995       1994        1996       1995      1994
Per Share        Net asset value, beginning of period            $  9.99    $  9.88    $ 10.00     $  9.99     $  9.88   $ 10.00
Operating                                                        -------    -------    -------     -------     -------   -------
Performance:     Investment income--net                              .21        .42        .24         .19         .39       .21
                 Realized and unrealized gain (loss) on
                 investments--net                                    .21        .11       (.12)        .21         .11      (.12)
                                                                 -------    -------    -------     -------     -------   -------
                 Total from investment operations                    .42        .53        .12         .40         .50       .09
                                                                 -------    -------    -------     -------     -------   -------
                 Less dividends from investment income--net         (.21)      (.42)      (.24)       (.19)       (.39)     (.21)
                                                                 -------    -------    -------     -------     -------   -------
                 Net asset value, end of period                    10.20    $  9.99    $  9.88     $ 10.20      $ 9.99   $  9.88
                                                                 =======    =======    =======     =======     =======   =======


Total            Based on net asset value per share                4.19%+++   5.60%      1.23%+++    4.01%+++    5.23%      .99%+++
Investment                                                       =======    =======    =======     =======     =======   =======
Return:**

Ratios to        Expenses, net of reimbursement                     .79%*      .40%       .02%*      1.15%*       .76%      .38%*
Average                                                          =======    =======    =======     =======     =======   =======
Net Assets:      Expenses                                          1.23%*     1.44%      1.16%*      1.58%*      1.80%     1.52%*
                                                                 =======    =======    =======     =======     =======   =======
                 Investment income--net                            4.06%*     4.36%      3.54%*      3.71%*      4.00%     3.19%*
                                                                 =======    =======    =======     =======     =======   =======


Supplemental     Net assets, end of period (in thousands)        $ 3,286    $ 3,527    $ 3,804     $10,435     $10,363   $11,430
Data:                                                            =======    =======    =======     =======     =======   =======
                 Portfolio turnover                                0.00%    124.72%    130.10%       0.00%     124.72%   130.10%
                                                                 =======    =======    =======     =======     =======   =======





                                                                                          California Limited Maturity
                                                                                       Class C                      Class D
                                                                                 For the      For the        For the     For the
                                                                                    Six        Period          Six       Period
The following per share data and ratios have been derived                         Months      Oct. 21,        Months     Oct. 21,
from information provided in the financial statements.                             Ended     1994++ to        Ended     1994++ to
                                                                                  Jan. 31,    July 31,       Jan. 31,    July 31,
Increase (Decrease) in Net Asset Value:                                             1996        1995          1996         1995
Per Share        Net asset value, beginning of period                             $  9.99     $  9.76         $ 9.99      $ 9.76
Operating                                                                         -------     -------        -------     -------
Performance:     Investment income--net                                               .20         .31            .20         .33
                 Realized and unrealized gain on investments--net                     .21         .23            .21         .23
                                                                                  -------     -------        -------     -------
                 Total from investment operations                                     .41         .54            .41         .56
                                                                                  -------     -------        -------     -------
                 Less dividends from investment income--net                          (.20)       (.31)          (.20)       (.33)
                                                                                  -------     -------        -------     -------
                 Net asset value, end of period                                   $ 10.20     $  9.99        $ 10.20     $  9.99
                                                                                  =======     =======        =======     =======


Total            Based on net asset value per share                                 4.10%+++    5.60%+++       4.14%+++    5.85%+++
Investment                                                                        =======     =======        =======     =======
Return:**


Ratios to        Expenses, net of reimbursement                                      .96%*       .82%*          .89%*       .66%*
Average                                                                           =======     =======        =======     =======
Net Assets:      Expenses                                                           1.40%*      1.98%*         1.33%*      1.81%*
                                                                                  =======     =======        =======     =======
                 Investment income--net                                             3.89%*      4.04%*         3.96%*      4.28%*
                                                                                  =======     =======        =======     =======

Supplemental     Net assets, end of period (in thousands)                         $    56     $    64        $ 1,730     $ 1,771
Data:                                                                             =======     =======        =======     =======
                 Portfolio turnover                                                 0.00%     124.72%          0.00%     124.72%
                                                                                  =======     =======        =======     =======






<CAPTIOIN>
                                                                                     Florida Limited Maturity
                                                                               Class A                      Class B
                                                                 For the               For the     For the              For the
                                                                   Six      For the     Period       Six      For the    Period
The following per share data and ratios have been derived         Months      Year     Nov. 26,     Months      Year    Nov. 26,
from information provided in the financial statements.            Ended      Ended    1993++ to     Ended      Ended   1993++ to
                                                                 Jan. 31,   July 31,   July 31,    Jan. 31,   July 31,  July 31,
Increase (Decrease) in Net Asset Value:                            1996       1995       1994        1996       1995      1994
Per Share        Net asset value, beginning of period            $ 10.02    $  9.87    $ 10.00     $ 10.02     $  9.88   $ 10.00
Operating                                                        -------    -------    -------     -------     -------   -------
Performance:     Investment income--net                              .22        .43        .24         .20         .40       .21
                 Realized and unrealized gain (loss) on
                 investments--net                                    .16        .15       (.13)        .16         .14      (.12)
                                                                 -------    -------    -------     -------     -------   -------
                 Total from investment operations                    .38        .58        .11         .36         .54       .09
                                                                 -------    -------    -------     -------     -------   -------
                 Less dividends from investment income--net         (.22)      (.43)      (.24)       (.20)       (.40)     (.21)
                                                                 -------    -------    -------     -------     -------   -------
                 Net asset value, end of period                  $ 10.18    $ 10.02    $  9.87     $ 10.18     $ 10.02   $  9.88
                                                                 =======    =======    =======     =======     =======   =======


Total            Based on net asset value per share                3.69%+++   6.05%      1.12%+++    3.51%+++    5.57%      .99%+++
Investment                                                       =======    =======    =======     =======     =======   =======
Return:**


Ratios to        Expenses, net of reimbursement                     .77%*      .39%       .02%*      1.13%*       .75%      .38%*
Average                                                          =======    =======    =======     =======     =======   =======
Net Assets:      Expenses                                           .91%*     1.03%       .86%*      1.26%*      1.38%     1.23%*
                                                                 =======    =======    =======     =======     =======   =======
                 Investment income--net                            4.10%*     4.39%      3.54%*      3.74%*      4.05%     3.19%*
                                                                 =======    =======    =======     =======     =======   =======

Supplemental     Net assets, end of period (in thousands)        $ 9,235    $ 9,849    $14,868     $15,874     $16,213   $18,179
Data:                                                            =======    =======    =======     =======     =======   =======
                 Portfolio turnover                               14.24%    138.97%    136.71%      14.24%     138.97%   136.71%
                                                                 =======    =======    =======     =======     =======   =======


                *Annualized.
               **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
              +++Aggregate total investment return.


                 See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS (continued)



                                                                                           Florida Limited Maturity
                                                                                       Class C                      Class D
                                                                                 For the      For the        For the     For the
                                                                                    Six        Period          Six       Period
The following per share data and ratios have been derived                         Months      Oct. 21,        Months     Oct. 21,
from information provided in the financial statements.                             Ended     1994++ to        Ended     1994++ to
                                                                                  Jan. 31,    July 31,       Jan. 31,    July 31,
Increase (Decrease) in Net Asset Value:                                             1996        1995          1996         1995
Per Share        Net asset value, beginning of period                             $ 10.01     $  9.76        $ 10.01     $  9.76
Operating                                                                         -------     -------        -------     -------
Performance:     Investment income--net                                               .19         .29            .21         .33
                 Realized and unrealized gain on investments--net                     .11         .25            .16         .25
                                                                                  -------     -------        -------     -------
                 Total from investment operations                                     .30         .54            .37         .58
                                                                                  -------     -------        -------     -------
                 Less dividends from investment income--net                          (.19)       (.29)          (.21)       (.33)
                                                                                  -------     -------        -------     -------
                 Net asset value, end of period                                   $ 10.12     $ 10.01        $ 10.17     $ 10.01
                                                                                  =======     =======        =======     =======


Total            Based on net asset value per share                                 2.90%+++    5.65%+++       3.64%+++    6.07%+++
Investment                                                                        =======     =======        =======     =======
Return:**

Ratios to        Expenses, net of reimbursement                                     1.08%*      1.09%*          .87%*       .67%*
Average                                                                           =======     =======        =======     =======
Net Assets:      Expenses                                                           1.21%*      1.67%*         1.01%*      1.19%*
                                                                                  =======     =======        =======     =======
                 Investment income--net                                             3.78%*      3.83%*         4.00%*      4.23%*
                                                                                  =======     =======        =======     =======


Supplemental     Net assets, end of period (in thousands)                         $     1     $     1        $ 7,145     $ 7,210
Data:                                                                             =======     =======        =======     =======
                 Portfolio turnover                                                14.24%     138.97%         14.24%     138.97%
                                                                                  =======     =======        =======     =======






                                                                                  Massachusetts Limited Maturity
                                                                               Class A                      Class B
                                                                 For the               For the     For the              For the
                                                                   Six      For the     Period       Six      For the    Period
The following per share data and ratios have been derived         Months      Year     Nov. 26,     Months      Year    Nov. 26,
from information provided in the financial statements.            Ended      Ended    1993++ to     Ended      Ended   1993++ to
                                                                 Jan. 31,   July 31,   July 31,    Jan. 31,   July 31,  July 31,
Increase (Decrease) in Net Asset Value:                            1996       1995       1994        1996       1995      1994
Per Share        Net asset value, beginning of period            $  9.96    $  9.95    $ 10.00     $  9.96      $ 9.95   $ 10.00
Operating                                                        -------    -------    -------     -------     -------   -------
Performance:     Investment income--net                              .21        .44        .25         .19         .40       .22
                 Realized and unrealized gain (loss) on
                 investments--net                                    .17        .02       (.05)        .17         .02      (.05)
                                                                 -------    -------    -------     -------     -------   -------
                 Total from investment operations                    .38        .46        .20         .36         .42       .17
                                                                 -------    -------    -------     -------     -------   -------
                 Less dividends and distributions:
                 Investment income--net                             (.21)      (.44)      (.25)       (.19)       (.40)     (.22)
                 Realized gain on investments--net                    --       (.01)        --          --        (.01)       --
                                                                 -------    -------    -------     -------     -------   -------
                 Total dividends and distributions                  (.21)      (.45)      (.25)       (.19)       (.41)     (.22)
                                                                 -------    -------    -------     -------     -------   -------
                 Net asset value, end of period                  $ 10.13    $  9.96    $  9.95     $ 10.13      $ 9.96   $  9.95
                                                                 =======    =======    =======     =======     =======   =======


Total            Based on net asset value per share                3.79%+++   4.79%      2.01%+++    3.61%+++    4.41%     1.77%+++
Investment                                                       =======    =======    =======     =======     =======   =======
Return:**

Ratios to        Expenses, net of reimbursement                     .72%*      .37%       .03%*      1.08%*       .74%      .38%*
Average                                                          =======    =======    =======     =======     =======   =======
Net Assets:      Expenses                                          2.02%*     1.71%      1.17%*      2.40%*      2.08%     1.54%*
                                                                 =======    =======    =======     =======     =======   =======
                 Investment income--net                            4.09%*     4.45%      3.69%*      3.73%*      4.08%     3.28%*
                                                                 =======    =======    =======     =======     =======   =======


Supplemental     Net assets, end of period (in thousands)        $ 2,572    $ 4,453    $ 8,097     $ 4,832      $4,800   $ 8,046
Data:                                                            =======    =======    =======     =======     =======   =======
                 Portfolio turnover                               16.28%     89.96%     57.80%      16.28%      89.96%    57.80%
                                                                 =======    =======    =======     =======     =======   =======





                                                                                          Massachusetts Limited Maturity
                                                                                        Class C                    Class D
                                                                                 For the      For the        For the     For the
                                                                                    Six        Period          Six       Period
The following per share data and ratios have been derived                         Months      Oct. 21,        Months     Oct. 21,
from information provided in the financial statements.                             Ended     1994++ to        Ended     1994++ to
                                                                                  Jan. 31,    July 31,       Jan. 31,    July 31,
Increase (Decrease) in Net Asset Value:                                             1996        1995          1996         1995
Per Share        Net asset value, beginning of period                             $  9.96     $  9.82        $  9.96     $  9.82
Operating                                                                         -------     -------        -------     -------
Performance:     Investment income--net                                               .20         .33            .20         .34
                 Realized and unrealized gain on investments--net                     .16         .15            .16         .15
                                                                                  -------     -------        -------     -------
                 Total from investment operations                                     .36         .48            .36         .49
                                                                                  -------     -------        -------     -------
                 Less dividends and distributions:
                 Investment income--net                                              (.20)       (.33)          (.20)       (.34)
                 Realized gain on investments--net                                     --        (.01)            --        (.01)
                                                                                  -------     -------        -------     -------
                 Total dividends and distributions                                   (.20)       (.34)          (.20)       (.35)
                                                                                  -------     -------        -------     -------
                 Net asset value, end of period                                   $ 10.12     $  9.96        $ 10.12     $  9.96
                                                                                  =======     =======        =======     =======


Total            Based on net asset value per share                                 3.61%+++    5.00%+++       3.64%+++    5.09%+++
Investment                                                                        =======     =======        =======     =======
Return:**

Ratios to        Expenses, net of reimbursement                                      .88%*       .67%*          .83%*       .70%*
Average                                                                           =======     =======        =======     =======
Net Assets:      Expenses                                                           2.19%*      2.23%*         2.14%*      2.31%*
                                                                                  =======     =======        =======     =======
                 Investment income--net                                             3.93%*      4.32%*         3.98%*      4.21%*
                                                                                  =======     =======        =======     =======


Supplemental     Net assets, end of period (in thousands)                         $   426     $   413        $   487      $  253
Data:                                                                             =======     =======        =======     =======
                 Portfolio turnover                                                16.28%      89.96%         16.28%      89.96%
                                                                                  =======     =======        =======     =======


                *Annualized.
               **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
              +++Aggregate total investment return.


                 See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS (continued)



                                                                                     Michigan Limited Maturity
                                                                               Class A                      Class B
                                                                 For the               For the     For the              For the
                                                                   Six      For the     Period       Six      For the    Period
The following per share data and ratios have been derived         Months      Year     Nov. 26,     Months      Year    Nov. 26,
from information provided in the financial statements.            Ended      Ended    1993++ to     Ended      Ended   1993++ to
                                                                 Jan. 31,   July 31,   July 31,    Jan. 31,   July 31,  July 31,
Increase (Decrease) in Net Asset Value:                            1996       1995       1994        1996       1995      1994
Per Share        Net asset value, beginning of period            $  9.98    $  9.92    $ 10.00     $  9.98     $  9.92   $ 10.00
Operating                                                        -------    -------    -------     -------     -------   -------
Performance:     Investment income--net                              .21        .44        .24         .19         .40       .22
                 Realized and unrealized gain (loss) on
                 investments--net                                    .16        .06       (.08)        .16         .06      (.08)
                                                                 -------    -------    -------     -------     -------   -------
                 Total from investment operations                    .37        .50        .16         .35         .46       .14
                                                                 -------    -------    -------     -------     -------   -------
                 Less dividends from investment income--net         (.21)      (.44)      (.24)       (.19)       (.40)     (.22)
                                                                 -------    -------    -------     -------     -------   -------
                 Net asset value, end of period                  $ 10.14    $  9.98    $  9.92     $ 10.14     $  9.98   $  9.92
                                                                 =======    =======    =======     =======     =======   =======

Total            Based on net asset value per share                3.71%+++   5.16%      1.66%+++    3.53%+++    4.78%     1.42%+++
Investment                                                       =======    =======    =======     =======     =======   =======
Return:**


Ratios to        Expenses, net of reimbursement                     .66%*      .27%       .02%*      1.03%*       .65%      .38%*
Average                                                          =======    =======    =======     =======     =======   =======
Net Assets:      Expenses                                          2.39%*     2.18%      2.01%*      2.75%*      2.56%     2.38%*
                                                                 =======    =======    =======     =======     =======   =======
                 Investment income--net                            4.12%*     4.42%      3.59%*      3.76%*      4.09%     3.21%*
                                                                 =======    =======    =======     =======     =======   =======


Supplemental     Net assets, end of period (in thousands)        $ 2,070    $ 2,302    $ 3,435     $ 2,148      $2,494   $ 2,411
Data:                                                            =======    =======    =======     =======     =======   =======
                 Portfolio turnover                               17.06%     93.08%    204.15%      17.06%      93.08%   204.15%
                                                                 =======    =======    =======     =======     =======   =======





                                                                                            Michigan Limited Maturity
                                                                                        Class C                    Class D
                                                                                 For the      For the        For the     For the
                                                                                    Six        Period          Six       Period
The following per share data and ratios have been derived                         Months      Oct. 21,        Months     Oct. 21,
from information provided in the financial statements.                             Ended     1994++ to        Ended     1994++ to
                                                                                  Jan. 31,    July 31,       Jan. 31,    July 31,
Increase (Decrease) in Net Asset Value:                                             1996        1995          1996         1995
Per Share        Net asset value, beginning of period                             $  9.98     $  9.76        $  9.97     $  9.76
Operating                                                                         -------     -------        -------     -------
Performance:     Investment income--net                                               .19         .30            .20         .34
                 Realized and unrealized gain on investments--net                     .16         .22            .16         .21
                                                                                  -------     -------        -------     -------
                 Total from investment operations                                     .35         .52            .36         .55
                                                                                  -------     -------        -------     -------
                 Less dividends from investment income--net                          (.19)       (.30)          (.20)       (.34)
                                                                                  -------     -------        -------     -------
                 Net asset value, end of period                                   $ 10.14     $  9.98        $ 10.13     $  9.97
                                                                                  =======     =======        =======     =======


Total            Based on net asset value per share                                 3.50%+++    5.40%+++       3.66%+++    5.72%+++
Investment                                                                        =======     =======        =======     =======
Return:**


Ratios to        Expenses, net of reimbursement                                     1.09%*       .96%*          .77%*       .44%*
Average                                                                           =======     =======        =======     =======
Net Assets:      Expenses                                                           2.80%*      2.90%*         2.52%*      2.38%*
                                                                                  =======     =======        =======     =======
                 Investment income--net                                             3.70%*      3.80%*         4.02%*      4.47%*
                                                                                  =======     =======        =======     =======


Supplemental     Net assets, end of period (in thousands)                         $     1     $     1        $   342     $   254
Data:                                                                             =======     =======        =======     =======
                 Portfolio turnover                                                17.06%      93.08%         17.06%      93.08%
                                                                                  =======     =======        =======     =======






                                                                                     New Jersey Limited Maturity
                                                                               Class A                      Class B
                                                                 For the               For the     For the              For the
                                                                   Six      For the     Period       Six      For the    Period
The following per share data and ratios have been derived         Months      Year     Nov. 26,     Months      Year    Nov. 26,
from information provided in the financial statements.            Ended      Ended    1993++ to     Ended      Ended   1993++ to
                                                                 Jan. 31,   July 31,   July 31,    Jan. 31,   July 31,  July 31,
Increase (Decrease) in Net Asset Value:                            1996       1995       1994        1996       1995      1994
Per Share        Net asset value, beginning of period            $ 10.15    $  9.94    $ 10.00     $ 10.16     $  9.95   $ 10.00
Operating                                                        -------    -------    -------     -------     -------   -------
Performance:     Investment income--net                              .21        .42        .23         .19         .38       .20
                 Realized and unrealized gain (loss) on
                 investments--net                                    .16        .21       (.06)        .16         .21      (.05)
                                                                 -------    -------    -------     -------     -------   -------
                 Total from investment operations                    .37        .63        .17         .35         .59       .15
                                                                 -------    -------    -------     -------     -------   -------
                 Less dividends from investment income--net         (.21)      (.42)      (.23)       (.19)       (.38)     (.20)
                                                                 -------    -------    -------     -------     -------   -------
                 Net asset value, end of period                  $ 10.31    $ 10.15    $  9.94     $ 10.32      $10.16   $  9.95
                                                                 =======    =======    =======     =======     =======   =======


Total            Based on net asset value per share                3.66%+++   6.45%      1.73%+++    3.48%+++    6.07%     1.59%+++
Investment                                                       =======    =======    =======     =======     =======   =======
Return:**


Ratios to        Expenses, net of reimbursement                     .68%*      .34%       .03%*      1.03%*       .73%      .38%*
Average                                                          =======    =======    =======     =======     =======   =======
Net Assets:      Expenses                                          1.68%*     1.69%      1.14%*      2.03%*      2.15%     1.52%*
                                                                 =======    =======    =======     =======     =======   =======
                 Investment income--net                            4.08%*     4.10%      3.45%*      3.72%*      3.80%     3.04%*
                                                                 =======    =======    =======     =======     =======   =======

Supplemental     Net assets, end of period (in thousands)        $ 2,805    $ 2,401    $ 5,933     $ 6,663     $ 7,593   $ 7,885
Data:                                                            =======    =======    =======     =======     =======   =======
                 Portfolio turnover                                2.17%    131.56%    205.04%       2.17%     131.56%   205.04%
                                                                 =======    =======    =======     =======     =======   =======





                                                                                           New Jersey Limited Maturity
                                                                                        Class C                    Class D
                                                                                 For the      For the        For the     For the
                                                                                    Six        Period          Six       Period
The following per share data and ratios have been derived                         Months      Oct. 21,        Months     Oct. 21,
from information provided in the financial statements.                             Ended     1994++ to        Ended     1994++ to
                                                                                  Jan. 31,    July 31,       Jan. 31,    July 31,
Increase (Decrease) in Net Asset Value:                                             1996        1995          1996         1995
Per Share        Net asset value, beginning of period                             $  9.20     $  9.86        $ 10.16     $  9.85
Operating                                                                         -------     -------        -------     -------
Performance:     Investment income--net                                               .16         .26            .20         .32
                 Realized and unrealized gain (loss) on investments--net              .14        (.66)           .16         .31
                                                                                  -------     -------        -------     -------
                 Total from investment operations                                     .30        (.40)           .36         .63
                                                                                  -------     -------        -------     -------
                 Less dividends from investment income--net                          (.16)       (.26)          (.20)       (.32)
                                                                                  -------     -------        -------     -------
                 Net asset value, end of period                                   $  9.34     $  9.20        $ 10.32     $ 10.16
                                                                                  =======     =======        =======     =======


Total            Based on net asset value per share                                 3.32%+++   (4.01%)+++      3.61%+++    6.51%+++
Investment                                                                        =======     =======        =======     =======
Return:**


Ratios to        Expenses, net of reimbursement                                     1.26%*       .55%*          .77%*       .62%*
Average                                                                           =======     =======        =======     =======
Net Assets:      Expenses                                                           2.28%*      2.22%*         1.77%*      2.07%*
                                                                                  =======     =======        =======     =======
                 Investment income--net                                             3.51%*      4.06%*         3.98%*      4.17%*
                                                                                  =======     =======        =======     =======


Supplemental     Net assets, end of period (in thousands)                         $     1     $     1        $   309     $   437
Data:                                                                             =======     =======        =======     =======
                 Portfolio turnover                                                 2.17%     131.56%          2.17%     131.56%
                                                                                  =======     =======        =======     =======


                *Annualized.
               **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
              +++Aggregate total investment return.


                 See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS (concluded)


                                                                                     New York Limited Maturity
                                                                               Class A                      Class B
                                                                 For the               For the     For the              For the
                                                                   Six      For the     Period       Six      For the    Period
The following per share data and ratios have been derived         Months      Year     Nov. 26,     Months      Year    Nov. 26,
from information provided in the financial statements.            Ended      Ended    1993++ to     Ended      Ended   1993++ to
                                                                 Jan. 31,   July 31,   July 31,    Jan. 31,   July 31,  July 31,
Increase (Decrease) in Net Asset Value:                            1996       1995       1994        1996       1995      1994
Per Share        Net asset value, beginning of period            $ 10.05    $  9.91    $ 10.00     $ 10.05     $  9.91   $ 10.00
Operating                                                        -------    -------    -------     -------     -------   -------
Performance:     Investment income--net                              .22        .44        .25         .21         .41       .22
                 Realized and unrealized gain (loss) on
                 investments--net                                    .19        .14       (.09)        .19         .14      (.09)
                                                                 -------    -------    -------     -------     -------   -------
                 Total from investment operations                    .41        .58        .16         .40         .55       .13
                                                                 -------    -------    -------     -------     -------   -------
                 Less dividends from investment income--net         (.22)      (.44)      (.25)       (.21)       (.41)     (.22)
                                                                 -------    -------    -------     -------     -------   -------
                 Net asset value, end of period                  $ 10.24    $ 10.05    $  9.91     $ 10.24     $ 10.05   $  9.91
                                                                 =======    =======    =======     =======     =======   =======


Total            Based on net asset value per share                4.13%+++   6.03%      1.61%+++    3.95%+++    5.66%     1.37%+++
Investment                                                       =======    =======    =======     =======     =======   =======
Return:**

Ratios to        Expenses, net of reimbursement                     .43%*      .33%       .03%*       .79%*       .69%      .38%*
Average                                                          =======    =======    =======     =======     =======   =======
Net Assets:      Expenses                                          1.30%*     1.30%      1.24%*      1.65%*      1.65%     1.60%*
                                                                 =======    =======    =======     =======     =======   =======
                 Investment income--net                            4.37%*     4.49%      3.68%*      4.01%*      4.11%     3.31%*
                                                                 =======    =======    =======     =======     =======   =======


Supplemental     Net assets, end of period (in thousands)        $ 4,228    $ 4,811    $ 5,290     $10,308     $ 8,822   $ 9,743
Data:                                                            =======    =======    =======     =======     =======   =======
                 Portfolio turnover                               29.09%    139.16%    152.73%      29.09%     139.16%   152.73%
                                                                 =======    =======    =======     =======     =======   =======






                                                                                            New York Limited Maturity
                                                                                        Class C                    Class D
                                                                                 For the      For the        For the     For the
                                                                                    Six        Period          Six       Period
The following per share data and ratios have been derived                         Months      Oct. 21,        Months     Oct. 21,
from information provided in the financial statements.                             Ended     1994++ to        Ended     1994++ to
                                                                                  Jan. 31,    July 31,       Jan. 31,    July 31,
Increase (Decrease) in Net Asset Value:                                             1996        1995          1996         1995
Per Share        Net asset value, beginning of period                             $ 10.05     $  9.78        $ 10.05     $  9.78
Operating                                                                         -------     -------        -------     -------
Performance:     Investment income--net                                               .21         .30            .22         .34
                 Realized and unrealized gain on investments--net                     .19         .27            .20         .27
                                                                                  -------     -------        -------     -------
                 Total from investment operations                                     .40         .57            .42         .61
                                                                                  -------     -------        -------     -------
                 Less dividends from investment income--net                          (.21)       (.30)          (.22)       (.34)
                                                                                  -------     -------        -------     -------
                 Net asset value, end of period                                   $ 10.24     $ 10.05        $ 10.25     $ 10.05
                                                                                  =======     =======        =======     =======


Total            Based on net asset value per share                                 4.04%+++    5.97%+++       4.18%+++    6.37%+++
Investment                                                                        =======     =======        =======     =======
Return:**

Ratios to        Expenses, net of reimbursement                                      .61%*       .63%*          .53%*       .48%*
Average                                                                           =======     =======        =======     =======
Net Assets:      Expenses                                                           1.48%*      1.63%*         1.40%*      1.48%*
                                                                                  =======     =======        =======     =======
                 Investment income--net                                             4.20%*      4.21%*         4.27%*      4.47%*
                                                                                  =======     =======        =======     =======


Supplemental     Net assets, end of period (in thousands)                         $    98     $    38        $ 2,486     $ 2,306
Data:                                                                             =======     =======        =======     =======
                 Portfolio turnover                                                29.09%     139.16%         29.09%     139.16%
                                                                                  =======     =======        =======     =======





                                                                                     Pennsylvania Limited Maturity
                                                                               Class A                      Class B
                                                                 For the               For the     For the              For the
                                                                   Six      For the     Period       Six      For the    Period
The following per share data and ratios have been derived         Months      Year     Nov. 26,     Months      Year    Nov. 26,
from information provided in the financial statements.            Ended      Ended    1993++ to     Ended      Ended   1993++ to
                                                                 Jan. 31,   July 31,   July 31,    Jan. 31,   July 31,  July 31,
Increase (Decrease) in Net Asset Value:                            1996       1995       1994        1996       1995      1994
Per Share        Net asset value, beginning of period            $ 10.10    $  9.95    $ 10.00     $ 10.10     $  9.95   $ 10.00
Operating                                                        -------    -------    -------     -------     -------   -------
Performance:     Investment income--net                              .21        .42        .23         .19         .39       .21
                 Realized and unrealized gain (loss) on
                 investments--net                                    .21        .15       (.05)        .21         .15      (.05)
                                                                 -------    -------    -------     -------     -------   -------
                 Total from investment operations                    .42        .57        .18         .40         .54       .16
                                                                 -------    -------    -------     -------     -------   -------
                 Less dividends from investment income--net         (.21)      (.42)      (.23)       (.19)       (.39)     (.21)
                                                                 -------    -------    -------     -------     -------   -------
                 Net asset value, end of period                  $ 10.31    $ 10.10    $  9.95     $ 10.31     $ 10.10   $  9.95
                                                                 =======    =======    =======     =======     =======   =======


Total            Based on net asset value per share                4.20%+++   5.89%      1.85%+++    4.01%+++    5.51%     1.61%+++
Investment                                                       =======    =======    =======     =======     =======   =======
Return:**


Ratios to        Expenses, net of reimbursement                     .72%*      .38%       .02%*      1.07%*       .73%      .38%*
Average                                                          =======    =======    =======     =======     =======   =======
Net Assets:      Expenses                                          1.61%*     1.90%      1.48%*      1.96%*      2.25%     1.83%*
                                                                 =======    =======    =======     =======     =======   =======
                 Investment income--net                            4.12%*     4.25%      3.46%*      3.76%*      3.87%     3.05%*
                                                                 =======    =======    =======     =======     =======   =======

Supplemental     Net assets, end of period (in thousands)        $   963    $   943    $   990     $ 6,952     $ 7,414   $ 9,532
Data:                                                            =======    =======    =======     =======     =======   =======
                 Portfolio turnover                                6.22%    141.52%    237.47%       6.22%     141.52%   237.47%
                                                                 =======    =======    =======     =======     =======   =======





                                                                                          Pennsylvania Limited Maturity
                                                                                        Class C                    Class D
                                                                                 For the      For the        For the     For the
                                                                                    Six        Period          Six       Period
The following per share data and ratios have been derived                         Months      Oct. 21,        Months     Oct. 21,
from information provided in the financial statements.                             Ended     1994++ to        Ended     1994++ to
                                                                                  Jan. 31,    July 31,       Jan. 31,    July 31,
Increase (Decrease) in Net Asset Value:                                             1996        1995          1996         1995
Per Share        Net asset value, beginning of period                             $ 10.10     $  9.84        $ 10.10     $  9.84
Operating                                                                         -------     -------        -------     -------
Performance:     Investment income--net                                               .20         .29            .21         .33
                 Realized and unrealized gain on investments--net                     .19         .26            .22         .26
                                                                                  -------     -------        -------     -------
                 Total from investment operations                                     .39         .55            .43         .59
                                                                                  -------     -------        -------     -------
                 Less dividends from investment income--net                          (.20)       (.29)          (.21)       (.33)
                                                                                  -------     -------        -------     -------
                 Net asset value, end of period                                   $ 10.29     $ 10.10        $ 10.32     $ 10.10
                                                                                  =======     =======        =======     =======


Total            Based on net asset value per share                                 3.87%+++    5.68%+++       4.25%+++    6.10%+++
Investment                                                                        =======     =======        =======     =======
Return:**


Ratios to        Expenses, net of reimbursement                                      .91%*      1.05%*          .82%*       .57%*
Average                                                                           =======     =======        =======     =======
Net Assets:      Expenses                                                           1.80%*      2.55%*         1.71%*      2.08%*
                                                                                  =======     =======        =======     =======
                 Investment income--net                                             3.93%*      3.77%*         4.02%*      4.30%*
                                                                                  =======     =======        =======     =======

Supplemental     Net assets, end of period (in thousands)                         $    41     $     1        $   397     $   382
Data:                                                                             =======     =======        =======     =======
                 Portfolio turnover                                                 6.22%     141.52%          6.22%     141.52%
                                                                                  =======     =======        =======     =======

                *Annualized.
               **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
              +++Aggregate total investment return.


                 See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Multi-State Limited Maturity Municipal Series Trust
(the "Trust") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company consisting of eight separate series: Merrill Lynch Arizona Limited Maturity Municipal Bond Fund, Merrill Lynch California
Limited Maturity Municipal Bond Fund, Merrill Lynch Florida
Limited Maturity Municipal Bond Fund, Merrill Lynch Massachusetts Limited Maturity Municipal Bond Fund, Merrill Lynch Michigan
Limited Maturity Municipal Bond Fund, Merrill Lynch New Jersey
Limited Maturity Municipal Bond Fund, Merrill Lynch New York
Limited Maturity Municipal Bond Fund, and Merrill Lynch Pennsyl-vania Limited Maturity Municipal Bond Fund. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Each series of the Trust is referred to herein as a "Fund." The Trust offers four classes of shares under the Merrill
Lynch Select Pricingj System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Funds invest are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securi-ties and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Funds may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is each Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated invest-ment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security trans-actions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period beginning with commencement of operations. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidi-ary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill
Lynch Group, Inc.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays a monthly fee at the annual rate of 0.35% of each Fund's average daily net assets. The Investment Advisory Agreement obligates FAM to reimburse each Fund to the extent each Fund's expenses (excluding interest, taxes, distribution fees, broker-age fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of the average daily net assets in excess thereof. FAM's obligation to reimburse each Fund is limited to the amount of the management fee. No fee pay-ment will be made during any fiscal year which will cause such ex-penses to exceed expense limitations at the time of such payment.

For the six months ended January 31, 1996, FAM had voluntarily waived management fees and reimbursed each Fund for additional expenses as follows:



                                Arizona      California     Florida
                                Limited        Limited      Limited
                               Maturity       Maturity      Maturity

Management fee                 $11,534        $27,548       $22,143
Additional expenses             35,331          6,736            --

                            Massachusetts     Michigan     New Jersey
                                Limited        Limited       Limited
                               Maturity        Maturity      Maturity

Management fee                 $17,142        $ 8,713       $17,562
Additional expenses             47,047         34,521        32,846



                               New York     Pennsylvania
                                Limited        Limited
                               Maturity        Maturity

Management fee                 $28,312        $14,950
Additional expenses             41,971         23,261



Pursuant to the distribution plans (the "Distribution Plans") adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:



                                          Account         Distribution
                                      Maintenance Fee          Fee

Class B                                    0.15%              0.20%
Class C                                    0.15%              0.20%
Class D                                    0.10%                --



Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Dis-tributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing share-holder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1996, MLFD earned under-writing discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:



                     Arizona    California    Florida    Massachusetts
                     Limited     Limited      Limited       Limited
                    Maturity     Maturity    Maturity      Maturity

Class A:
MLFD                  $  2        $   20       $   --          $ 28
MLPF&S                  66           163           --           282

Class D:
MLFD                  $ --        $   19       $  271          $ 90
MLPF&S                  --            89        1,397           693



                    Michigan    New Jersey    New York    Pennsylvania
                      Limited     Limited      Limited       Limited
                     Maturity     Maturity    Maturity      Maturity

Class A:
MLFD                  $  4        $   --       $   --          $ --
MLPF&S                  98            --           12            --
MLFD                  $ 59        $   31       $   64          $  6
MLPF&S                 420         1,097          457           228



MLPF&S received contingent deferred sales charges relating to transactions in Class B Shares of beneficial interest as follows:



                                                            Class B
                                                             Shares

Arizona Limited Maturity                                     $2,481
California Limited Maturity                                     136
Florida Limited Maturity                                      7,437
Massachusetts Limited Maturity                                1,841
Michigan Limited Maturity                                     5,428
New Jersey Limited Maturity                                   2,387
New York Limited Maturity                                     2,782
Pennsylvania Limited Maturity                                 3,265

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.



NOTES TO FINANCIAL STATEMENTS (continued)



Accounting services are provided to the Trust by FAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLPF&S, MLFD, MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1996 were as follows:



                                       Purchases           Sales

Arizona Limited Maturity               $1,198,799                --
California Limited Maturity             1,276,465                --
Florida Limited Maturity                4,303,178        $3,706,203
Massachusetts Limited Maturity          1,287,580         2,198,529
Michigan Limited Maturity                 910,571           701,879
New Jersey Limited Maturity               452,439           151,617
New York Limited Maturity               5,684,193         3,573,633
Pennsylvania Limited Maturity             400,000           413,690



Net realized and unrealized gains (losses) as of January 31, 1996 were as follows:



                                        Realized         Unrealized
Arizona Limited Maturity              Gains (Losses)       Gains

Long-term investments                  $       --        $  279,533
Short-term investments                         --               765
                                       ----------        ----------
Total                                  $       --        $  280,298
                                       ==========        ==========

                                        Realized         Unrealized
California Limited Maturity           Gains (Losses)       Gains

Long-term investments                  $       --        $  773,381
Short-term investments                         --             5,730
                                       ----------        ----------
Total                                  $       --        $  779,111
                                       ==========        ==========



                                        Realized         Unrealized
Florida Limited Maturity              Gains (Losses)       Gains

Long-term investments                  $   65,657        $1,216,444
Short-term investments                         --             5,702
                                       ----------        ----------
Total                                  $   65,657        $1,222,146
                                       ==========        ==========



                                        Realized         Unrealized
Massachussets Limited Maturity        Gains (Losses)       Gains

Long-term investments                  $    5,017        $  338,693
                                       ----------        ----------
Total                                  $    5,017        $  338,693
                                       ==========        ==========



                                        Realized         Unrealized
Michigan Limited Maturity             Gains (Losses)       Gains

Long-term investments                  $   19,664        $  205,153
Short-term investments                      1,954                --
                                       ----------        ----------
Total                                  $   21,618        $  205,153
                                       ==========        ==========



                                        Realized         Unrealized
New Jersey Limited Maturity          Gains (Losses)        Gains

Long-term investments                  $     (102)       $  479,792
Short-term investments                        218             1,927
                                       ----------        ----------
Total                                  $      116        $  481,719
                                       ==========        ==========

                                         Realized        Unrealized
New York Limited Maturity             Gains (Losses)       Gains

Long-term investments                  $   66,485        $  589,375
Short-term investments                         --               972
                                       ----------        ----------
Total                                  $   66,485        $  590,347
                                       ==========        ==========



                                         Realized        Unrealized
Pennsylvania Limited Maturity         Gains (Losses)       Gains

Long-term investments                  $   15,277        $  309,607
                                       ----------        ----------
Total                                  $   15,277        $  309,607
                                       ==========        ==========



As of January 31, 1996, net unrealized appreciation and the aggregate cost of investments for Federal income tax purposes were as follows:



Limited           Gross         Gross          Net      Aggregate
Maturity       Unrealized    Unrealized    Unrealized    Cost of
Portfolio     Appreciation  Depreciation  Appreciation  Investments

Arizona        $  280,298        --       $  280,298    $ 6,470,714
California        779,111        --          779,111     14,503,831
Florida         1,222,146        --        1,222,146     30,888,779
Massachusetts     338,693        --          338,693      7,898,218
Michigan          205,153        --          205,153      4,274,526
New Jersey        481,719        --          481,719      9,239,594
New York          590,347        --          590,347     15,928,911
Pennsylvania      309,607        --          309,607      7,827,605



4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions for the six months ended January 31, 1996 and the year ended July 31, 1995, respectively, were as follows:

                                       For the Six        For the
Increase (Decrease) in                Months Ended      Year Ended
Beneficial Interest Transactions      Jan. 31, 1996    July 31, 1995

Arizona Limited Maturity              $   516,019       $(1,547,482)
California Limited Maturity              (541,370)          354,485
Florida Limited Maturity               (1,534,453)         (187,273)
Massachusetts Limited Maturity         (1,751,704)       (6,114,591)
Michigan Limited Maturity                (569,824)         (811,255)
New Jersey Limited Maturity              (801,905)       (3,524,093)
New York Limited Maturity                 832,245           774,385
Pennsylvania Limited Maturity            (564,530)       (1,893,824)



Transactions in shares of beneficial interest for each class were as follows:

Arizona Limited Maturity

Class A Shares for the Six Months                          Dollar
Ended January 31, 1996                    Shares           Amount

Shares sold                                 1,245            12,709
Shares issued to shareholders in
reinvestment of dividends                     812             8,275
                                       ----------       -----------
Total issued                                2,057            20,984
Shares redeemed                            (7,590)          (77,620)
                                       ----------       -----------
Net decrease                               (5,533)      $   (56,636)
                                       ==========       ===========

Arizona Limited Maturity

Class A Shares for the Six Months                          Dollar
Ended July 31, 1995                       Shares           Amount

Shares sold                                34,228       $   339,577
Shares issued to shareholders in
reinvestment of dividends                   3,317            33,017
                                       ----------       -----------
Total issued                               37,545           372,594
Shares redeemed                          (144,716)       (1,448,887)
                                       ----------       -----------
Net decrease                             (107,171)      $(1,076,293)
                                       ==========       ===========

Arizona Limited Maturity

Class B Shares for the Six Months                          Dollar
Ended January 31, 1996                    Shares           Amount

Shares sold                                41,947       $   429,431
Shares issued to shareholders in
reinvestment of dividends                   3,837            34,152
                                       ----------       -----------
Total issued                               45,784           463,583
Shares redeemed                           (89,201)         (907,716)
                                       ----------       -----------
Net decrease                              (43,417)      $  (444,133)
                                       ==========       ===========



Arizona Limited Maturity

Class B Shares for the Six Months                          Dollar
Ended July 31, 1995                       Shares           Amount

Shares sold                               327,604       $ 3,257,316
Shares issued to shareholders in
reinvestment of dividends                  10,498           104,547
                                       ----------       -----------
Total issued                              338,102         3,361,863
Shares redeemed                          (386,410)       (3,852,363)
                                       ----------       -----------
Net decrease                              (48,308)      $  (490,500)
                                       ==========       ===========



Arizona Limited Maturity

Class C Shares for the Six Months                          Dollar
Ended January 31, 1996                    Shares           Amount

Shares issued to shareholders in
reinvestment of dividends                       2       $        21
                                       ----------       -----------
Net increase                                    2       $        21
                                       ==========       ===========

Arizona Limited Maturity

Class C Shares for the Period                              Dollar
October 21, 1994++ to July 31, 1995       Shares           Amount

Shares sold                                   110       $     1,091
Shares issued to shareholders in
reinvestment of dividends                       3                29
                                       ----------       -----------
Net increase                                  113       $     1,120
                                       ==========       ===========

[FN]
++Commencement of Operations.



NOTES TO FINANCIAL STATEMENTS (continued)



Arizona Limited Maturity

Class D Shares for the Six Months                         Dollar
Ended January 31, 1996                   Shares           Amount

Shares sold                                99,002       $ 1,010,814
Shares issued to shareholders in
reinvestment of dividends                     580             5,953
                                       ----------       -----------
Net increase                               99,582       $ 1,016,767
                                       ==========       ===========



Arizona Limited Maturity

Class D Shares for the Period                             Dollar
October 21, 1994++ to July 31, 1995      Shares           Amount

Shares sold                                 1,801       $    17,929
Shares issued to shareholders in
reinvestment of dividends                      26               262
                                       ----------       -----------
Net increase                                1,827       $    18,191
                                       ==========       ===========

[FN]
++Commencement of Operations.

California Limited Maturity

Class A Shares for the Six Months                          Dollar
Ended January 31, 1996                    Shares           Amount

Shares sold                                 3,121       $    31,308
Shares issued to shareholders in
reinvestment of dividends                   1,944            19,595
                                       ----------       -----------
Total issued                                5,065            50,903
Shares redeemed                           (35,875)         (361,766)
                                       ----------       -----------
Net decrease                              (30,810)      $  (310,863)
                                       ==========       ===========



California Limited Maturity

Class A Shares for the Year Ended                         Dollar
July 31, 1995                            Shares           Amount

Shares sold                                81,782       $   801,557
Shares issued to shareholders in
reinvestment of dividends                   4,844            47,495
                                       ----------       -----------
Total issued                               86,626           849,052
Shares redeemed                          (118,656)       (1,147,698)
                                       ----------       -----------
Net decrease                              (32,030)      $  (298,646)
                                       ==========       ===========



California Limited Maturity

Class B Shares for the Six Months                          Dollar
Ended January 31, 1996                    Shares           Amount

Shares sold                               108,814       $ 1,093,921
Shares issued to shareholders in
reinvestment of dividends                   8,457            85,244
                                       ----------       -----------
Total issued                              117,271         1,179,165
                                       ----------       -----------
Automatic conversion of shares             (7,895)          (80,134)
Shares redeemed                          (123,480)       (1,243,876)
                                       ----------       -----------
Net decrease                              (14,104)      $  (144,845)
                                       ==========       ===========

California Limited Maturity

Class B Shares for the Year Ended                          Dollar
July 31, 1995                             Shares           Amount

Shares sold                               275,065       $ 2,701,344
Shares issued to shareholders in
reinvestment of dividends                  19,605           192,424
                                       ----------       -----------
Total issued                              294,670         2,893,768
Shares redeemed                          (414,211)       (4,043,475)
                                       ----------       -----------
Net decrease                             (119,541)      $(1,149,707)
                                       ==========       ===========



California Limited Maturity

Class C Shares for the Six Months                          Dollar
Ended January 31, 1996                    Shares           Amount

Shares sold                                    25       $       250
Shares issued to shareholders in
reinvestment of dividends                       6                58
                                       ----------       -----------
Total issued                                   31               308
Shares redeemed                              (983)           (9,913)
                                       ----------       -----------
Net decrease                                 (952)      $    (9,605)
                                       ==========       ===========



California Limited Maturity

Class C Shares for the Period                              Dollar
October 21, 1994++ to July 31, 1995       Shares           Amount

Shares sold                                 6,910       $    68,864
Shares issued to shareholders in
reinvestment of dividends                      26               260
                                       ----------       -----------
Total issued                                6,936            69,124
Shares redeemed                              (499)           (4,971)
                                       ----------       -----------
Net increase                                6,437       $    64,153
                                       ==========       ===========

[FN]
++Commencement of Operations.

California Limited Maturity

Class D Shares for the Six Months                          Dollar
Ended January 31, 1996                    Shares           Amount

Shares sold                                10,702       $   108,006
Automatic conversion of shares              7,895            80,134
Shares issued to shareholders in
reinvestment of dividends                     611             6,154
                                       ----------       -----------
Total issued                               19,208           194,294
Shares redeemed                           (26,879)         (270,351)
                                       ----------       -----------
Net decrease                               (7,671)      $   (76,057)
                                       ==========       ===========



California Limited Maturity

Class D Shares for the Period                              Dollar
October 21, 1994++1/2 to July 31, 1995    Shares           Amount

Shares sold                               299,589       $ 2,938,426
Shares issued to shareholders in
reinvestment of dividends                     404             4,019
                                       ----------       -----------
Total issued                              299,993         2,942,445
Shares redeemed                          (122,736)       (1,203,760)
                                       ----------       -----------
Net increase                              177,257       $ 1,738,685
                                       ==========       ===========

[FN]
++Commencement of Operations.



Florida Limited Maturity

Class A Shares for the Six Months                          Dollar
Ended January 31, 1996                    Shares           Amount

Shares sold                                86,608       $   875,312
Shares issued to shareholders in
reinvestment of dividends                   6,082            61,258
                                       ----------       -----------
Total issued                               92,690           936,570
Shares redeemed                          (168,698)       (1,697,295)
                                       ----------       -----------
Net decrease                              (76,008)      $  (760,725)
                                       ==========       ===========

Florida Limited Maturity

Class A Shares for the Year Ended                          Dollar
July 31, 1995                             Shares           Amount

Shares sold                               189,974       $ 1,875,261
Shares issued to shareholders in
reinvestment of dividends                  24,282           237,815
                                       ----------       -----------
Total issued                              214,256         2,113,076
Shares redeemed                          (736,537)       (7,241,200)
                                       ----------       -----------
Net decrease                             (522,281)      $(5,128,124)
                                       ==========       ===========



Florida Limited Maturity

Class B Shares for the Six Months                          Dollar
Ended January 31, 1996                    Shares           Amount

Shares sold                               281,445       $ 2,839,390
Shares issued to shareholders in
reinvestment of dividends                  15,697           158,089
                                       ----------       -----------
Total issued                              297,142         2,997,479
Shares redeemed                          (356,223)       (3,591,888)
                                       ----------       -----------
Net decrease                              (59,081)      $  (594,409)
                                       ==========       ===========



Florida Limited Maturity

Class B Shares for the Year Ended                          Dollar
July 31, 1995                             Shares           Amount

Shares sold                             1,210,069      $ 11,716,749
Shares issued to shareholders in
reinvestment of dividends                  40,299           395,075
                                       ----------       -----------
Total issued                            1,250,368        12,111,824
Shares redeemed                        (1,472,459)      (14,333,879)
                                       ----------       -----------
Net decrease                             (222,091)      $(2,222,055)
                                       ==========       ===========

Florida Limited Maturity

Class C Shares for the Six Months                          Dollar
Ended January 31, 1996                    Shares           Amount

Shares sold                                 1,536       $    15,500
Shares issued to shareholders in
reinvestment of dividends                       2                20
                                       ----------       -----------
Total issued                                1,538            15,520
Shares redeemed                            (1,536)          (15,483)
                                       ----------       -----------
Net increase                                    2       $        37
                                       ==========       ===========



Florida Limited Maturity

Class C Shares for the Period                              Dollar
October 21, 1994++ to July 31, 1995       Shares           Amount

Shares sold                                   110       $     1,074
Shares issued to shareholders in
reinvestment of dividends                       3                31
                                       ----------       -----------
Net increase                                  113       $     1,105
                                       ==========       ===========

[FN]
++Commencement of Operations.



NOTES TO FINANCIAL STATEMENTS (continued)



Florida Limited Maturity

Class D Shares for the Six Months                         Dollar
Ended January 31, 1996                   Shares           Amount

Shares sold                               277,933       $ 2,803,666
Shares issued to shareholders in
reinvestment of dividends                   2,050            20,650
                                       ----------       -----------
Total issued                              279,983         2,824,316
Shares redeemed                          (297,734)       (3,003,672)
                                       ----------       -----------
Net decrease                              (17,751)      $  (179,356)
                                       ==========       ===========

Florida Limited Maturity

Class D Shares for the Period                             Dollar
October 21, 1994++ to July 31, 1995      Shares           Amount

Shares sold                               835,832       $ 8,301,886
Shares issued to shareholders in
reinvestment of dividends                   1,523            15,096
                                       ----------       -----------
Total issued                              837,355         8,316,982
Shares redeemed                          (117,154)       (1,155,181)
                                       ----------       -----------
Net increase                              720,201       $ 7,161,801
                                       ==========       ===========

[FN]
++Commencement of Operations.



Massachusetts Limited Maturity

Class A Shares for the Six Months                          Dollar
Ended January 31, 1996                     Shares           Amount

Shares sold                                 1,966       $    19,838
Shares issued to shareholders in
reinvestment of dividends                   5,824            58,354
                                       ----------       -----------
Total issued                                7,790            78,192
Shares redeemed                          (200,737)       (2,014,330)
                                       ----------       -----------
Net decrease                             (192,947)      $(1,936,138)
                                       ==========       ===========



Massachusetts Limited Maturity

Class A Shares for the Year                                Dollar
Ended January 31, 1996                    Shares           Amount

Shares sold                               113,925       $ 1,124,479
Shares issued to shareholders in
reinvestment of dividends
& distributions                            18,553           182,392
                                       ----------       -----------
Total issued                              132,478         1,306,871
Shares redeemed                          (499,178)       (4,904,822)
                                       ----------       -----------
Net decrease                             (366,700)      $(3,597,951)
                                       ==========       ===========

Massachusetts Limited Maturity

Class B Shares for the Six Months                          Dollar
Ended January 31, 1996                    Shares           Amount

Shares sold                                54,514       $   545,843
Shares issued to shareholders in
reinvestment of dividends                   4,779            47,919
                                       ----------       -----------
Total issued                               59,293           593,762
Shares redeemed                           (63,966)         (642,259)
                                       ----------       -----------
Net decrease                               (4,673)      $   (48,497)
                                       ==========       ===========



Massachusetts Limited Maturity

Class B Shares for the Year                                Dollar
Ended January 31, 1995                    Shares           Amount

Shares sold                               144,229       $ 1,416,046
Shares issued to shareholders in
reinvestment of dividends
& distributions                            12,243           120,528
                                       ----------       -----------
Total issued                              156,472         1,536,574
Shares redeemed                          (483,231)       (4,711,225)
                                       ----------       -----------
Net decrease                             (326,759)      $(3,174,651)
                                       ==========       ===========



Massachusetts Limited Maturity

Class C Shares for the Six Months                          Dollar
Ended January 31, 1996                    Shares           Amount

Shares issued to shareholders in
reinvestment of dividends                     660       $     6,618
                                       ----------       -----------
Net increase                                  660       $     6,618
                                       ==========       ===========

Massachusetts Limited Maturity

Class C Shares for the Period                              Dollar
October 21, 1994++ to July 31, 1995       Shares           Amount

Shares sold                                61,378       $   600,360
Shares issued to shareholders in
reinvestment of dividends
& distributions                               667             6,580
                                       ----------       -----------
Total issued                               62,045           606,940
Shares redeemed                           (20,616)         (199,766)
                                       ----------       -----------
Net increase                               41,429       $   407,174
                                       ==========       ===========

[FN]
++Commencement of Operations.



Massachusetts Limited Maturity

Class D Shares for the Six Months                          Dollar
Ended January 31, 1996                    Shares           Amount

Shares sold                                28,398       $   283,737
Shares issued to shareholders in
reinvestment of dividends                     574             5,760
                                       ----------       -----------
Total issued                               28,972           289,497
Shares redeemed                            (6,265)          (63,184)
                                       ----------       -----------
Net increase                               22,707       $   226,313
                                       ==========       ===========



Massachusetts Limited Maturity

Class D Shares for the Period                              Dollar
October 21, 1994++ to July 31, 1995       Shares           Amount

Shares sold                                32,116       $   317,241
Shares issued to shareholders in
reinvestment of dividends
& distributions                               123             1,219
                                       ----------       -----------
Total issued                               32,239           318,460
Shares redeemed                            (6,870)          (67,623)
                                       ----------       -----------
Net increase                               25,369       $   250,837
                                       ==========       ===========

[FN]
++Commencement of Operations.

Michigan Limited Maturity

Class A Shares for the Six Months                          Dollar
Ended January 31, 1996                    Shares           Amount

Shares sold                                40,665       $   405,188
Shares issued to shareholders in
reinvestment of dividends                     777             7,793
                                       ----------       -----------
Total issued                               41,442           412,981
Shares redeemed                           (67,954)         (680,964)
                                       ----------       -----------
Net decrease                              (26,512)      $  (267,983)
                                       ==========       ===========



Michigan Limited Maturity

Class A Shares for the Year                                Dollar
Ended July 31, 1995                       Shares           Amount

Shares sold                                28,337       $   279,211
Shares issued to shareholders in
reinvestment of dividends                   3,430            33,654
                                       ----------       -----------
Total issued                               31,767           312,865
Shares redeemed                          (147,187)       (1,432,908)
                                       ----------       -----------
Net decrease                             (115,420)      $(1,120,043)
                                       ==========       ===========



Michigan Limited Maturity

Class B Shares for the Six Months                           Dollar
Ended January 31, 1996                     Shares           Amount

Shares sold                                32,511       $   325,727
Shares issued to shareholders in
reinvestment of dividends                   2,591            25,977
                                       ----------       -----------
Total issued                               35,102           351,704
Shares redeemed                           (73,232)         (735,736)
                                       ----------       -----------
Net decrease                              (38,130)      $  (384,032)
                                       ==========       ===========

Michigan Limited Maturity

Class B Shares for the Year                                Dollar
Ended July 31, 1995                       Shares           Amount

Shares sold                               116,190       $ 1,105,484
Shares issued to shareholders in
reinvestment of dividends                   6,029            83,311
                                       ----------       -----------
Total issued                              122,219         1,188,795
Shares redeemed                          (115,161)       (1,122,677)
                                       ----------       -----------
Net increase                                7,058       $    66,118
                                       ==========       ===========



Michigan Limited Maturity

Class C Shares for the Six Months                          Dollar
Ended January 31, 1996                    Shares           Amount

Shares issued to shareholders in
reinvestment of dividends                       2       $        21
                                       ----------       -----------
Net increase                                    2       $        21
                                       ==========       ===========



Michigan Limited Maturity

Class C Shares for the Period                              Dollar
October 21, 1994++ to July 31, 1995       Shares           Amount

Shares sold                                   110       $     1,073
Shares issued to shareholders in
reinvestment of dividends                       3                32
                                       ----------       -----------
Net increase                                  113       $     1,105
                                       ==========       ===========

[FN]
++Commencement of Operations.

Michigan Limited Maturity

Class D Shares for the Six Months                          Dollar
Ended January 31, 1996                    Shares           Amount

Shares sold                                 7,831       $    78,063
Shares issued to shareholders in
reinvestment of dividends                     410             4,107
                                       ----------       -----------
Net increase                                8,241       $    82,170
                                       ==========       ===========



NOTES TO FINANCIAL STATEMENTS (continued)



Michigan Limited Maturity

Class D Shares for the Period                              Dollar
October 21, 1994++ to July 31, 1995       Shares           Amount

Shares sold                                64,155       $   622,185
Shares issued to shareholders in
reinvestment of dividends                     689             6,780
                                       ----------       -----------
Total issued                               64,844           628,965
Shares redeemed                           (39,359)         (387,400)
                                       ----------       -----------
Net increase                               25,485       $   241,565
                                       ==========       ===========

[FN]
++Commencement of Operations.



New Jersey Limited Maturity

Class A Shares for the Six Months                          Dollar
Ended January 31, 1996                    Shares           Amount

Shares sold                                44,334       $   452,541
Shares issued to shareholders in
reinvestment of dividends                   4,265            43,508
                                       ----------       -----------
Total issued                               48,599           496,049
Shares redeemed                           (12,898)         (131,818)
                                       ----------       -----------
Net increase                               35,701       $   364,231
                                       ==========       ===========

New Jersey Limited Maturity

Class A Shares for the Year                                Dollar
Ended July 31, 1995                       Shares           Amount

Shares sold                               147,003       $ 1,452,568
Shares issued to shareholders in
reinvestment of dividends                   6,968            69,363
                                       ----------       -----------
Total issued                              153,971         1,521,931
Shares redeemed                          (514,441)       (5,055,460)
                                       ----------       -----------
Net decrease                             (360,470)      $(3,533,529)
                                       ==========       ===========



New Jersey Limited Maturity

Class B Shares for the Six Months                          Dollar
Ended January 31, 1996                    Shares           Amount

Shares sold                                53,512       $   546,765
Shares issued to shareholders in
reinvestment of dividends                   7,477            76,336
                                       ----------       -----------
Total issued                               60,989           623,101
Shares redeemed                          (162,523)       (1,656,122)
                                       ----------       -----------
Net decrease                             (101,534)      $(1,033,021)
                                       ==========       ===========



New Jersey Limited Maturity

Class B Shares for the Year                                Dollar
Ended July 31, 1995                       Shares           Amount

Shares sold                               318,885       $ 3,174,748
Shares issued to shareholders in
reinvestment of dividends                  18,151           180,493
                                       ----------       -----------
Total issued                              337,036         3,355,241
Shares redeemed                          (382,526)       (3,775,067)
                                       ----------       -----------
Net decrease                              (45,490)      $  (419,826)
                                       ==========       ===========

New Jersey Limited Maturity

Class C Shares for the Six Months                          Dollar
Ended January 31, 1996                    Shares           Amount

Shares issued to shareholders in
reinvestment of dividends                       2       $        19
                                       ----------       -----------
Net increase                                    2       $        19
                                       ==========       ===========



New Jersey Limited Maturity

Class C Shares for the Period                              Dollar
October 21, 1994++ to July 31, 1995       Shares           Amount

Shares sold                                65,242       $   620,177
Shares issued to shareholders in
reinvestment of dividends                      67               621
                                       ----------       -----------
Total issued                               65,309           620,798
Shares redeemed                           (65,196)         (622,061)
                                       ----------       -----------
Net increase (decrease)                       113       $    (1,263)
                                       ==========       ===========

[FN]
++Commencement of Operations.



New Jersey Limited Maturity

Class D Shares for the Six Months                          Dollar
Ended January 31, 1996                    Shares           Amount

Shares sold                                17,422       $   177,086
Shares issued to shareholders in
reinvestment of dividends                     395             4,040
                                       ----------       -----------
Total issued                               17,817           181,126
Shares redeemed                           (30,894)         (314,260)
                                       ----------       -----------
Net decrease                              (13,077)      $  (133,134)
                                       ==========       ===========

New Jersey Limited Maturity

Class D Shares for the Period                              Dollar
October 21, 1994++ to July 31, 1995       Shares           Amount

Shares sold                                69,049       $   691,844
Shares issued to shareholders in
reinvestment of dividends                     348             3,514
                                       ----------       -----------
Total issued                               69,397           695,358
Shares redeemed                           (26,375)         (264,833)
                                       ----------       -----------
Net increase                               43,022       $   430,525
                                       ==========       ===========

[FN]
++Commencement of Operations.



New York Limited Maturity

Class A Shares for the Six Months                          Dollar
Ended January 31, 1996                    Shares           Amount

Shares sold                                42,786       $   432,468
Shares issued to shareholders in
reinvestment of dividends                   6,025            61,057
                                       ----------       -----------
Total issued                               48,811           493,525
Shares redeemed                          (114,804)       (1,155,711)
                                       ----------       -----------
Net decrease                              (65,993)      $  (662,186)
                                       ==========       ===========



New York Limited Maturity

Class A Shares for the Year                                Dollar
Ended July 31, 1995                       Shares           Amount

Shares sold                               189,338       $ 1,861,355
Shares issued to shareholders in
reinvestment of dividends                  16,001           157,598
                                       ----------       -----------
Total issued                              205,339         2,018,953
Shares redeemed                          (260,265)       (2,576,091)
                                       ----------       -----------
Net decrease                              (54,926)      $  (557,138)
                                       ==========       ===========

New York Limited Maturity

Class B Shares for the Six Months                          Dollar
Ended January 31, 1996                    Shares           Amount

Shares sold                               307,436       $ 3,120,593
Shares issued to shareholders in
reinvestment of dividends                   9,120            92,395
                                       ----------       -----------
Total issued                              316,556         3,212,988
Automatic conversion of shares             (1,024)          (10,413)
Shares redeemed                          (186,976)       (1,901,383)
                                       ----------       -----------
Net increase                              128,556       $ 1,301,192
                                       ==========       ===========



New York Limited Maturity

Class B Shares for the Year                                Dollar
Ended July 31, 1995                       Shares           Amount

Shares sold                               331,365       $ 3,261,544
Shares issued to shareholders in
reinvestment of dividends                  18,265           180,012
                                       ----------       -----------
Total issued                              349,630         3,441,556
Shares redeemed                          (454,750)       (4,436,666)
                                       ----------       -----------
Net decrease                             (105,120)      $  (995,110)
                                       ==========       ===========



New York Limited Maturity

Class C Shares for the Six Months                          Dollar
Ended January 31, 1996                    Shares           Amount

Shares sold                                 5,785       $    58,399
Shares issued to shareholders in
reinvestment of dividends                      91               921
                                       ----------       -----------
Total issued                                5,876            59,320
Shares redeemed                               (99)             (993)
                                       ----------       -----------
Net increase                                5,777       $    58,327
                                       ==========       ===========

New York Limited Maturity

Class C Shares for the Period                              Dollar
October 21, 1994++ to July 31, 1995       Shares           Amount

Shares sold                                 3,813       $    38,224
Shares issued to shareholders in
reinvestment of dividends                       4                40
                                       ----------       -----------
Net increase                                3,817       $    38,264
                                       ==========       ===========

[FN]
++Commencement of Operations.



NOTES TO FINANCIAL STATEMENTS (concluded)



New York Limited Maturity

Class D Shares for the Six Months                          Dollar
Ended January 31, 1996                    Shares           Amount

Shares sold                                17,630       $   178,895
Automatic conversion of shares              1,023            10,413
Shares issued to shareholders in
reinvestment of dividends                   1,708            17,345
                                       ----------       -----------
Total issued                               20,361           206,653
Shares redeemed                            (7,091)          (71,741)
                                       ----------       -----------
Net increase                               13,270       $   134,912
                                       ==========       ===========



New York Limited Maturity

Class D Shares for the Period                              Dollar
October 21, 1994++ to July 31, 1995       Shares           Amount

Shares sold                               271,406       $ 2,697,692
Shares issued to shareholders in
reinvestment of dividends                     754             7,474
                                       ----------       -----------
Total issued                              272,160         2,705,166
Shares redeemed                           (42,782)         (416,797)
                                       ----------       -----------
Net increase                              229,378       $ 2,288,369
                                       ==========       ===========

[FN]
++Commencement of Operations.



Pennsylvania Limited Maturity

Class A Shares for the Six Months                          Dollar
Ended January 31, 1996                    Shares           Amount

Shares sold                                 1,295       $    13,196
Shares issued to shareholders in
reinvestment of dividends                     561             5,720
                                       ----------       -----------
Total issued                                1,856            18,916
Shares redeemed                            (1,928)          (19,638)
                                       ----------       -----------
Net decrease                                  (72)      $      (722)
                                       ==========       ===========



Pennsylvania Limited Maturity

Class A Shares for the Year                                Dollar
Ended July 31, 1995                       Shares           Amount

Shares sold                                33,049       $   326,744
Shares issued to shareholders in
reinvestment of dividends                   1,339            13,282
                                       ----------       -----------
Total issued                               34,388           340,026
Shares redeemed                           (40,535)         (402,246)
                                       ----------       -----------
Net decrease                               (6,147)      $   (62,220)
                                       ==========       ===========



Pennsylvania Limited Maturity

Class B Shares for the Six Months                          Dollar
Ended January 31, 1996                    Shares           Amount

Shares sold                                37,764       $   385,361
Shares issued to shareholders in
reinvestment of dividends                   9,192            93,631
                                       ----------       -----------
Total issued                               46,956           478,992
Shares redeemed                          (107,005)       (1,089,050)
                                       ----------       -----------
Net decrease                              (60,049)      $  (610,058)
                                       ==========       ===========

Pennsylvania Limited Maturity

Class B Shares for the Year                                Dollar
Ended July 31, 1995                       Shares           Amount

Shares sold                               151,037       $ 1,497,108
Shares issued to shareholders in
reinvestment of dividends                  23,340           231,300
                                       ----------       -----------
Total issued                              174,377         1,728,408
Shares redeemed                          (398,422)       (3,933,111)
                                       ----------       -----------
Net decrease                             (224,045)      $(2,204,703)
                                       ==========       ===========



Pennsylvania Limited Maturity

Class C Shares for the Six Months                          Dollar
Ended January 31, 1996                    Shares           Amount

Shares sold                                 6,900       $    70,174
Shares issued to shareholders in
reinvestment of dividends                      45               456
                                       ----------       -----------
Total issued                                6,945            70,630
Shares redeemed                            (3,041)          (31,048)
                                       ----------       -----------
Net increase                                3,904       $    39,582
                                       ==========       ===========



Pennsylvania Limited Maturity

Class C Shares for the Period                              Dollar
October 21, 1994++ to July 31, 1995       Shares           Amount

Shares sold                                   110       $     1,082
Shares issued to shareholders in
reinvestment of dividends                       3                31
                                       ----------       -----------
Net increase                                  113       $     1,113
                                       ==========       ===========

[FN]
++Commencement of Operations.

Pennsylvania Limited Maturity

Class D Shares for the Six Months                          Dollar
Ended January 31, 1996                    Shares           Amount

Shares sold                                 9,640       $    98,219
Shares issued to shareholders in
reinvestment of dividends                     414             4,219
                                       ----------       -----------
Total issued                               10,054           102,438
Shares redeemed                            (9,356)          (95,770)
                                       ----------       -----------
Net increase                                  698       $     6,668
                                       ==========       ===========



Pennsylvania Limited Maturity

Class D Shares for the Period                              Dollar
October 21, 1994++ to July 31, 1995       Shares           Amount

Shares sold                                37,328       $   367,223
Shares issued to shareholders in
reinvestment of dividends                     476             4,763
                                       ----------       -----------
Net increase                               37,804       $   371,986
                                       ==========       ===========

[FN]
++Commencement of Operations.

5. Capital Loss Carryforward:
At July 31, 1995, each Fund of the Trust had an approximate net capital loss carryforward as follows: $66,000 in the Arizona Limited Maturity Municipal Bond Fund, all of which expires in 2003; $156,000 in the California Limited Maturity Municipal Bond Fund, all of which expires in 2003; $518,000 in the Florida Limited Maturity Municipal Bond Fund, all of which expires in 2003; $71,000 in Massachusetts Limited Maturity Municipal Bond Fund, all of which expires in 2003; $53,000 in the Michigan Limited Maturity Munici-pal Bond Fund, all of which expires in 2003; $98,000 in the New Jersey Limited Maturity Municipal Bond Fund, all of which expires in 2003; $124,000 in the New York Limited Maturity Municipal
Bond Fund, of which $122,000 expires in 2002 and $2,000 expires in 2003; and $102,000 in the Pennsylvania Limited Maturity Municipal Bond Fund, all of which expires in 2003. These amounts will be available to offset like amounts of any future taxable gains.